Exhibit 10.2

EXECUTION COPY

POSTMEDIA NETWORK INC.

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA

as Subscription Receipt Agent

SUBSCRIPTION RECEIPT INDENTURE

Providing for the Issue of

Subscription Receipts

Dated as of October 6, 2014

ii

SCHEDULE A SUBSCRIPTION RECEIPT CERTIFICATE	A-1

SCHEDULE B RELEASE NOTICE	B-1

SCHEDULE C FORM OF SECOND SUPPLEMENTAL INDENTURE	C-1

iii

SUBSCRIPTION RECEIPT INDENTURE

THIS INDENTURE dated as of the 6th day of October, 2014.

BETWEEN:

POSTMEDIA NETWORK INC., a corporation existing

under the laws of Canada

(hereinafter called the “Company”),

OF THE FIRST PART

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA

(hereinafter called the “Subscription Receipt Agent”).

OF THE SECOND PART

WHEREAS in connection with the Purchase (as hereinafter defined) the Company proposes to create and issue 139,303 Subscription Receipts (as hereinafter defined) to be constituted and issued as herein provided;

AND WHEREAS the Company is authorized to create and issue the Subscription Receipts (as hereinafter defined) as herein provided;

AND WHEREAS all things necessary have been done and performed to make the Subscription Receipt Certificates (as hereinafter defined), when certified by the Subscription Receipt Agent and issued and delivered as herein provided, legal, valid and binding obligations of the Company with the benefits of and subject to the terms of this Indenture;

AND WHEREAS the foregoing recitals are made as representations by the Company and not by the Subscription Receipt Agent;

AND WHEREAS the Subscription Receipt Agent has agreed to enter into this Indenture and to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Subscription Receipts issued pursuant to this Indenture;

NOW THEREFORE THIS INDENTURE WITNESSES that for good and valuable consideration mutually given and received, the receipt and sufficiency of which are hereby acknowledged, by each of the Company and the Subscription Receipt Agent, the Company hereby appoints the Subscription Receipt Agent as agent for the Subscription Receiptholders (as hereinafter defined), to hold all rights, interests and benefits contained herein for and on behalf of those persons who from time to time become holders of Subscription Receipts issued pursuant to this Indenture, and the Company and the Subscription Receipt Agent hereby covenant, agree and declare as follows:

ARTICLE 1

INTERPRETATION

Section 1.01 Definitions

In this Indenture and in the Subscription Receipt Certificates, unless there is something in the subject matter or context inconsistent therewith, the following terms used in this Indenture have the following meanings:

“Additional Notes” means the Notes issuable pursuant to the Subscription Receipts to be issued pursuant to the Second Supplemental Indenture on the Release Date in accordance with the terms of this Indenture, each Additional Note having a principal amount of $1,000;

“Book Entry-Only System” means, the electronic system for clearing, depository and entitlement services operated by CDS;

“Business Day” means any day other than a Saturday or Sunday or any other day on which the Subscription Receipt Agent’s office in Toronto, Ontario, is not generally open for business, or any other day on which Canadian chartered banks are closed in Toronto, Ontario;

“Cash Equivalents” means:

(1)	securities issued or directly and fully guaranteed or insured by Canada or any agency or instrumentality of Canada (provided that the full faith and credit of Canada is pledged in support thereof);

(2)

marketable general obligations issued by any province or territory of Canada or any political subdivision thereof or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, having a credit rating of “A” or better from S&P, “A2” or better from Moody’s or “A” or better from DBRS;

(3)

certificates of deposit, demand deposits, time deposits, eurodollar time deposits, overnight bank deposits or bankers’ acceptances having maturities of not more than 180 days from the date of acquisition thereof issued by any commercial bank or Canadian chartered bank (x) the long-term debt of which is rated at the time of acquisition thereof at least “A” (or the equivalent thereof) by S&P, “A2” (or the equivalent thereof) by Moody’s or “A” by DBRS or (y) the short term commercial paper of such commercial bank or its parent company or Canadian chartered bank is rated at the time of acquisition thereof at least “A-1” (or the equivalent thereof) by S&P or “P-1” (or the equivalent thereof) by Moody’s or R-1 (middle) by DBRS, and having combined capital and surplus in excess of $1,000,000,000;

(4)

repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (1), (2) and (3) above, entered into with any bank meeting the qualifications specified in clause (3) above;

(5)

commercial paper rated at the time of acquisition thereof at least “A-1” (or the equivalent thereof) by S&P or “P-1” (or the equivalent thereof) by Moody’s or R-1 (middle) by DBRS, or carrying an equivalent rating by a nationally recognized statistical rating organization, if any of such rating agencies cease publishing ratings of investments, and in any case maturing within one year after the date of acquisition thereof; and

(6)

interests in any investment company or money market fund that invests 95% or more of its assets in instruments of the type specified in clauses (1) through (6) above (but excluding for purposes of this clause (6), money market funds that invest primarily in auction rate securities);

“Capital Stock” means:

(a)	in the case of a corporation, corporate stock;

(b)	in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) or corporate stock;

(c)	in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(d)	any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distribution of assets of, the issuing Person,

but excluding from all of the foregoing any debt securities including debt securities convertible into or exchangeable for Capital Stock, whether or not such debt securities have any right of participation with Capital Stock;

“CDS” means CDS Clearing and Depository Services Inc. and its successors;

“CDS Participant” means a member firm of CDS who participates in the book-based system of CDS;

“Closing” means the closing of the Purchase;

“Company” means Postmedia Network Inc. and includes any Successor Entity which shall have complied with the provisions of Section 9.02;

“counsel” means a barrister or solicitor or a firm of barristers and solicitors acceptable to the Subscription Receipt Agent, who may be legal counsel for the Company;

“Court” means the Superior Court of Justice (Ontario);

“Deficit Amount” means an amount equal to the Return Amount less the Proceeds, subject to the ability of the Company to use the Earned Interest to fund the Deficit Amount in accordance with Section 5.01(a)(ii);

“Depository” means CDS (or its nominee) in its capacity as depository in respect of the Book-Entry-Only System;

“director” means a director of the Company, and reference to action by the directors means action by the board of directors of the Company or, to the extent empowered, by a committee of the board, in each case by resolution duly passed;

“Earned Interest” means the interest or other income earned on the investment of the Proceeds from the date hereof to, but not including, the earlier to occur of the Release Date and the Termination Date;

“Escrow End Date” means the earlier of (a) the date the Notes are redeemed or repaid in full and the Trust Indenture is terminated or (b) June 26, 2015;

“Escrow End Time” means 4:59 p.m. (Toronto time) on the Escrow End Date;

“First Interest Payment” means the payment representing the interest that has accrued on the Underlying Subscription Amount of the Subscription Receipts for the First Interest Period to be made by the Company to the Subscription Agent who in turn will pay to the holders of Subscription Receipts on the First Interest Payment Date;

“First Interest Payment Date” means the earlier of (i) April 30, 2015 and (ii) the Return Date;

“First Interest Period” means with respect to any Subscription Receipt, the period commencing on the Issue Date and ending on the earlier of (i) April 30, 2015, (ii) date immediately preceding the Termination Date or (iii) the date immediately preceding the Release Date;

“First Supplemental Indenture” means the first supplemental indenture to the Trust Indenture in the form appended to the Subscription Agreement containing the amendments to the Trust Indenture to permit the issuance of the Subscription Receipts, among other things;

“Global Subscription Receipt Certificate” means one or more Subscription Receipt Certificates that are issued to and registered in the name of CDS & Co. or its nominee;

“Governmental Entity” means any (a) multinational, federal, provincial, territorial, state, municipal, local or other governmental or public department, central bank, court, commission, commissioner, tribunal, board, bureau, agency or instrumentality, domestic or foreign, (b) any subdivision or authority of any of the foregoing, (c) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the above, or (d) a stock exchange, automated quotation system, self regulatory authority or securities regulatory authority;

“Indemnified Person” has the meaning ascribed thereto in Section 12.07;

“including” means including without limitation;

“Interest Payment Date” means April 30 and October 31 of each year that the Subscription Receipts are outstanding, commencing on April 30, 2015, or such other dates as specified in this Indenture;

“Issue Date” means the date that the Subscription Receipts are issued hereunder;

“Law” or “Laws” means all federal, state and provincial codes, conventions, laws, ordinances, policies, by-laws, statutes, rules, regulations, principles of law and equity, orders, rulings, ordinances, judgements, injunctions, determinations, awards, decrees or other requirements and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity, and the term “applicable” with respect to such Laws and in a context that refers to one or more parties to this Indenture, means such Laws as are applicable to such party or its business, undertaking, property or securities and emanate from a person having jurisdiction over the party or parties or its or their business, undertaking, property or securities;

“LVTS” means the large value electronic money transfer system operated by the Canadian Payments Association and any successor thereto;

“Majority Resolution” has the meaning attributed thereto in Sections 8.12 and 8.15;

“Notes” means the 8.25% Senior Secured Notes due 2017 issued pursuant to the Trust Indenture;

“Permitted Investments” means (a) an interest bearing non-investment account maintained by the Subscription Receipt Agent with a Schedule I bank in accordance with the terms of this Indenture, and (b) investments in Cash Equivalents;

“Person” means any individual, partnership, corporation, company, joint venture, limited liability company, unlimited liability company, association, trust, unincorporated organization, government or agency or political subdivision thereof, or any other entity;

“Proceeds” means an amount equal to $140,000,000 (representing the gross proceeds from the Purchase);

“Purchase” means the purchase of Subscription Receipts pursuant to the terms of the Subscription Agreement;

“Purchase Agreement” means the purchase agreement dated on or around the date hereof between the Company and Quebecor Media, Inc., pursuant to which the Company has agreed to purchase all of the issued and outstanding shares in QMI;

“QMI” means Quebecor Media Printing Inc., a wholly owned subsidiary of Quebecor Media Inc.;

“QMI Acquisition” means the Company’s proposed acquisition of all of the issued and outstanding shares of QMI;

“Record Date” means, with respect to any Interest Payment Date, the date which is 15 days before such Interest Payment Date;

“Regular Interest Payment Date” means October 31 and April 30 of each year that the Subscription Receipts are outstanding, commencing on April 30, 2015.

“Release Conditions” means:

(a)

all conditions to the closing of the QMI Acquisition set forth in the Acquisition Agreement have been satisfied or waived by the Company or will be satisfied or waived by the Company substantially concurrently with the release of the Proceeds;

(b)	the QMI Acquisition will close substantially concurrently with the release of the Proceeds;

(c)	the Proceeds will be used to satisfy a portion of the purchase price under the Purchase Agreement and costs and expenses associated therewith;

(d)	no Trigger Event has occurred; and

(e)	the conditions precedent set forth in Section 5 of the Subscription Agreement shall have been fully satisfied or waived in accordance with its terms.

“Release Date” means the date on which the Company has delivered the Release Notice to the Subscription Receipt Agent indicating that the Release Conditions have been satisfied;

“Release Date Interest Period” means a Subsequent Interest Period that ends on the date immediately preceding the Release Date;

“Release Time” means the moment in time at which the Subscription Receipt Agent receives the Release Notice on the Release Date;

“Release Notice” means a written notice in the form set out in Schedule B attached hereto executed by the Company;

“Return Amount” means an amount equal to Proceeds plus any accrued and unpaid interest on the Subscription Receipts calculated in accordance with the terms of this Indenture up to but not including the Termination Date;

“Return Date” means the second Business Day following the Termination Date;

“Second Supplemental Indenture” means the second (or subsequent) supplemental indenture to the Trust Indenture to be entered into on the Release Date between the Company, the guarantors and Computershare Trust Company of Canada with respect to the issuance of the Additional Notes pursuant to the Subscription Receipts pursuant to this Indenture and in substantially the form as set forth on Schedule C hereto;

“Subsequent Interest Period” means, with respect to any Subscription Receipt, the period commencing on the last Interest Payment Date and ending on the earlier of (i) the date immediately preceding the next Interest Payment Date in respect of which interest is payable; (ii) the date immediately preceding the Termination Date; and (iii) the date immediately preceding the Release Date;

“Subscriber” means Canso Investment Counsel Ltd., as purchaser under the Subscription Agreement.

“Subscription Agreement” means the Subscription Agreement dated as of the date hereof between the Company and the Subscriber;

“Subscription Price” means $1,005.00 per Subscription Receipt;

“Subscription Receipts” means the subscription receipts created and issued pursuant to Section 2.01(a) and Section 2.01(b) and authorized for issue hereunder and represented by the Subscription Receipt Certificates issued and certified in accordance with the provisions hereof and that have not at the particular time been cancelled, purchased by the Company and in respect of which Additional Notes have not been issued, in accordance with the provisions herein;

“Subscription Receipt Certificate” means a certificate representing one or more Subscription Receipts substantially in the form of the Subscription Receipt certificate attached hereto as Schedule A;

“Subscription Receipt Agent” means Comptershare Trust Company of Canada and its successors;

“Subscription Receiptholders” or “holders” means the persons entered in the register of holders described in Section 3.01 as holders of Subscription Receipts;

“Subscription Receiptholders’ Request” means an instrument signed in one or more counterparts by Subscription Receiptholders who hold in the aggregate not less than 25% of the total number of Subscription Receipts then outstanding, requesting the Subscription Receipt Agent to take some action or proceeding specified therein;

“Subsidiary” means, with respect to any specified Person:

(a)

any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(b)

any partnership or limited liability company of which (i) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof), whether in the form of membership, general, special or limited partnership interests or otherwise, and (ii) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity.

“Successor Entity” has the meaning ascribed thereto in Section 9.02;

“Tax” means all taxes of any kind including all federal, provincial, territorial, state and local, domestic and foreign income, franchise, property, mining, transfer duties, sales, goods and services, harmonized sales, excise, employment, employer health, payroll, health, social security, value-added, ad valorem, transfer, withholding and other taxes, including taxes based on or measured by income, gross receipts, profits, capital, sales, use or occupation, tariffs, levies, customs duties and import and export taxes, countervail and anti-dumping, license or registration fees, Canada, Quebec and other government pension plan premiums or contributions, impositions, assessments or governmental charges of any nature whatsoever, including any interest, penalties, fines or additions with respect thereto and including any transfer pricing penalties imposed by a taxation authority;

“Termination Date” means the date on which a Trigger Event occurs provided if the date on which a Trigger Event occurs is not a Business Day, the “Termination Date” shall be the next succeeding Business Day;

“Termination Time” means 5:00 p.m. (Toronto time) on the Termination Date;

“Termination Notice” means a written notice from the Company addressed to the Subscription Receipt Agent indicating that the Company has determined, in its sole discretion, that the Release Conditions cannot be satisfied by the Escrow End Time;

“Trigger Event” means the earliest to occur of the following: (i) the Escrow End Time occurs and a Release Notice has not been given by such time; (ii) the Subscription Receipt Agent shall have received a Termination Notice on or prior to the Escrow End Time; (iii) a “Default” or “Event of Default” has occurred and is continuing under the Trust Indenture; or (iv) the Company has failed to pay any amount owing to the holders when required hereby and such failure continues for 3 Business Days; and in the case of clauses (iii) and (iv), the Subscription Receiptholders have provided written notice to the Subscription Receipt Agent of such event specifying an intention to terminate the escrow arrangements hereunder;

“Trust Indenture” means the Senior Secured Notes Indenture, dated as of August 16, 2012, among the Company, Postmedia Network Canada Corp., as guarantor and Computershare Trust Company of

Canada, as trustee and collateral agent, which governs the Company’s 8.25% senior secured notes due 2017, as amended by the First Supplemental Indenture;

“Underlying Subscription Amount” means $1,000.00 per Subscription Receipt;

“Unearned Interest Amount” means interest on the Additional Notes calculated from the last Regular Interest Payment Date up to but not including the Release Date calculated in accordance with the terms of Section 6.02 of this Indenture, provided that if the Release Date is a Regular Interest Payment Date, then the Unearned Interest Amount is zero;

“Written Order of the Company”, “Written Request of the Company”, “Written Consent of the Company”, “Written Direction of the Company” and “Certificate of the Company” mean a written order, request, consent, direction and certificate, respectively, signed in the name of the Company by any director or officer of the Company or by any other individual to whom such signing authority is delegated by the directors from time to time, and may consist of one or more instruments so executed, respectively.

Section 1.02 Words Importing the Singular

Words importing the singular include the plural and vice versa and words importing a particular gender or neuter include both genders and neuter.

Section 1.03 Interpretation Not Affected by Headings, Etc.

The division of this Indenture into articles and sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

Section 1.04 Day Not a Business Day

In the event that any day on or before which any action required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the first Business Day thereafter and, in any event, if the date for payment of any amount payable to a holder of Subscription Receipts under this Indenture is not a Business Day, then payment will be made on the next Business Day and the holder of such Subscription Receipts will not be entitled to any further interest or other payment in respect of the delay.

Section 1.05 Time of the Essence

Time will be of the essence in all respects in this Indenture and the Subscription Receipt Certificates.

Section 1.06 Currency

Except as otherwise stated, all dollar amounts herein and in the Subscription Receipt Certificates are expressed in Canadian dollars.

Section 1.07 Applicable Law

The parties to this Indenture agree that any legal suit or proceeding arising with respect to this Indenture or the Subscription Receipt Certificates will be tried exclusively in the courts of the Province of Ontario in the City of Toronto, and the parties to this Indenture agree to submit to the jurisdiction of, and to venue in, such courts. This Indenture and the Subscription Receipt Certificates

shall be construed in accordance with the laws of the Province of Ontario and the federal laws of laws of Canada applicable therein.

Section 1.08 Language

The parties to this Indenture expressly request and require that this Indenture and all related documents be drafted in English. Les parties aux présentes conviennent et exigent que cette convention et tous les documents qui s’y rattachent soient rédigés en anglais.

Section 1.09 References

The words and phrases “this Subscription Receipt Indenture”, “this Indenture”, “herein”, “hereby”, “hereof” and similar expressions mean or refer to this indenture and any indenture, deed or instrument supplemental hereto and the words “article” and “section” followed by a number mean and refer to the specified article and section of this Indenture. References to any contract, agreement or instrument (each, an “agreement”) shall refer to such agreement as amended, amended and restated, waived, supplemented or otherwise modified from time to time unless otherwise noted.

ARTICLE 2

THE SUBSCRIPTION RECEIPTS

Section 2.01 Creation and Issue of Subscription Receipts

(a)

Creation of Subscription Receipts: An aggregate of 139,303 Subscription Receipts are hereby created and authorized for issue at a price per Subscription Receipt equal to the Subscription Price, which Subscription Price for each Subscription Receipt shall be remitted by each original holder of Subscription Receipts to the Subscription Receipt Agent, as agent and bailee for the Subscription Receiptholders, and Subscription Receipt Certificates evidencing such Subscription Receipts shall be executed by or on behalf of the Company, certified by the Subscription Receipt Agent, and delivered in accordance with this Indenture.

(b)

Issue of Subscription Receipts: The Subscription Receipts shall be issued in the form attached as Schedule A hereto. The issuance thereof shall be evidenced by the issuance of a certificate therefor in accordance with the terms of this Indenture. The execution of this Indenture, in and of itself, does not consitute evidence of the receipt by the Subscription Receipt Agent of any Proceeds absent the issuance of any Subscription Receipts.

Section 2.02 Terms of Subscription Receipts

(a)

Subscription Terms: Each Subscription Receipt issued hereunder will evidence (x) the holder’s obligation and agreement to subscribe for, and the Company’s obligation and agreement to issue automatically on the Release Date, in accordance with the provisions of this Indenture and the Second Supplemental Indenture, one Additional Note for each Subscription Receipt, subject to adjustment and otherwise in accordance with the terms of this Indenture, and (y) the holder’s right to receive its proportionate share of the Return Amount if a Trigger Event occurs, as described in Section 2.02(b).

(b)

Termination of Subscription Receipts: If a Trigger Event occurs, then all of the Subscription Receipts shall, at the Termination Time and without any action on the part of the holders thereof (including the surrender of Subscription Receipt Certificates), be automatically terminated and cancelled, and the Return Amount shall be remitted to such holders as contemplated by Section 6.03(b)(i), and holders of such Subscription Receipt Certificates shall thereafter have no rights thereunder except to receive an amount equal to the Return Amount (less any withholding Tax required to be withheld in respect thereof under applicable Laws) in accordance with Section 6.03. The Return Amount (less any withholding Tax required to be withheld in respect thereof under applicable Laws) shall be remitted to the holders of Subscription Receipts by the Subscription Receipt Agent in accordance with Section 6.03(b)(i).

Section 2.03 Form of Subscription Receipt Certificates

(a)

Form: The Subscription Receipt Certificates shall be substantially in the form attached hereto as Schedule A, shall bear such distinguishing letters and numbers as the Company, with the approval of the Subscription Receipt Agent, may prescribe and such legends as the Company may prescribe, and will be issuable in any whole number denominations.

(b)	Legends: Each Global Subscription Receipt Certificate shall bear the legend in substantially the following form:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO POSTMEDIA NETWORK INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

THIS CERTIFICATE IS A GLOBAL SUBSCRIPTION RECEIPT CERTIFICATE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CDS & CO. OR A NOMINEE OF CDS. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN CDS & CO. OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF CERTIFICATE AS A WHOLE BY CDS TO A NOMINEE OF CDS OR BY A NOMINEE OF CDS TO CDS OR ANOTHER NOMINEE OF CDS AND/OR THEIR RESPECTIVE SUCCESSORS) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.”

Each Subscription Receipt Certificate shall bear the legend in substantially the following form, subject to such modification as required by the Depository:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SUBSCRIPTION RECEIPT MUST NOT TRADE THIS SUBSCRIPTION RECEIPT BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [—], AND (II) THE DATE THAT THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”

(c)

Production: The Subscription Receipt Certificates may be engraved, lithographed or printed (the expression “printed” including for purposes hereof both original typewritten material as well as mimeographed, mechanically, photographically, photostatically or electronically reproduced, typewritten or other written material), or partly in one form and partly in another, as the Company may determine.

Section 2.04 Signing of Subscription Receipt Certificates

(a)

Signing Officers: The Subscription Receipt Certificates shall be signed by any officer or any director of the Company or by any other individual to whom such signing authority is delegated by the directors of the Company from time to time.

(b)

Signatures: The signature of any officer or director of the Company or any individual referred to in Section 2.04(a) may be a manual signature, engraved, lithographed or printed in facsimile and Subscription Receipt Certificates bearing such facsimile signature will, subject to Section 2.05, be binding on the Company as if they had been manually signed by such officer or director of the Company or individual.

(c)

No Longer Officer: Notwithstanding that any individual whose manual or facsimile signature appears on a Subscription Receipt Certificate as one of the officers or directors of the Company referred to in Section 2.04(a), is no longer an officer or director of the Company at the date of issue of any Subscription Receipt Certificate or at the date of certification or delivery thereof, such Subscription Receipt Certificate will, subject to Section 2.05, be valid and binding on the Company.

Section 2.05 Certification by Subscription Receipt Agent

(a)

Certification: No Subscription Receipt Certificate issued hereunder will be valid or entitle the holder to the benefits hereof until it has been certified by manual signature by or on behalf of the Subscription Receipt Agent substantially in the form of the certificate attached hereto as Schedule A or in such other form as may be approved by the Subscription Receipt Agent. The certification by the Subscription Receipt Agent on a Subscription Receipt Certificate will be conclusive evidence as against the Company that such Subscription Receipt Certificate has been issued hereunder and that the holder thereof is entitled to the benefits hereof.

(b)

No Representation: The certification by the Subscription Receipt Agent on any Subscription Receipt Certificate issued hereunder will not be construed as a representation or warranty by the Subscription Receipt Agent as to the validity of this Indenture or such Subscription Receipt Certificate (except as to the genuineness of the certificate and the due certification thereof) or as to the performance by the Company of the obligations thereof under this Indenture and the Subscription Receipt Agent shall in no respect be liable or answerable for the use made of any Subscription Receipt Certificate or of the consideration therefor, except as otherwise specified herein.

Section 2.06 Issue in Substitution for Lost Certificates, Etc.

(a)

Substitution: If any Subscription Receipt Certificate becomes mutilated or is lost, destroyed or stolen, the Company, subject to applicable law and to Section 2.06(b), will issue, and thereupon the Subscription Receipt Agent will certify and deliver, a new Subscription Receipt Certificate of like tenor and bearing the same legends as the one mutilated, lost, destroyed or stolen in exchange for and in place of and on surrender and cancellation of such mutilated certificate or in lieu of and in substitution for such lost, destroyed or stolen certificate.

(b)

Cost of Substitution: The applicant for the issue of a new Subscription Receipt Certificate pursuant to this Section 2.06 shall bear the reasonable cost of the issue thereof and in the case of loss, destruction or theft shall, as a condition precedent to the issue thereof:

(i)

furnish to the Company and to the Subscription Receipt Agent such evidence of ownership and of the loss, destruction or theft of the Subscription Receipt Certificate to be replaced as is satisfactory to the Company and to the Subscription Receipt Agent in their discretion, acting reasonably;

(ii)	if so requested, furnish an indemnity and surety bond in amount and form satisfactory to the Company and to the Subscription Receipt Agent in their discretion, acting reasonably; and

(iii)	pay the reasonable charges of the Company and the Subscription Receipt Agent in connection therewith.

Section 2.07 Cancellation of Surrendered Subscription Receipts

All Subscription Receipt Certificates surrendered to the Subscription Receipt Agent in accordance with the provisions of this Indenture will be cancelled by the Subscription Receipt Agent and, if requested in writing by the Company, the Subscription Receipt Agent will furnish the Company with a cancellation certificate identifying each Subscription Receipt Certificate so cancelled, the number of Subscription Receipts represented thereby and the new Subscription Receipt Certificates issued in replacement thereof.

Section 2.08 Subscription Receiptholder not a Shareholder or a holder of Notes

Nothing in this Indenture or in the holding of a Subscription Receipt represented by a Subscription Receipt Certificate, or otherwise, shall be construed as conferring on any Subscription Receiptholder any right or interest whatsoever as a shareholder or a holder of Notes of the Company, including but not limited to any right to vote at, to receive notice of, or to attend, any meeting of shareholders or noteholders or any other proceeding of the Company, except as contemplated under Article 8 hereunder, or any right to receive any dividend or other distribution as a shareholder or a holder of Notes.

Section 2.09 Use of Book Entry-Only System

(a)

Global Certificate Only: Subscription Receipt Certificates will only be issued in the form of a Global Subscription Receipt Certificate, which will be registered in the name of and deposited with CDS or its nominee.

(b)

No Definitive Subscription Receipt Certificates: Owners of the beneficial interests in the Subscription Receipts shall not be entitled to have Subscription Receipts registered in their names, shall not receive or be entitled to receive Subscription Receipt Certificates in definitive form and shall not be considered owners or holders thereof under this Indenture or any supplemental agreement except in circumstances where CDS resigns or is removed from its responsibility and the Subscription Receipt Agent is unable or does not wish to locate a qualified successor. The Company shall not have any responsibility or liability for any aspects of the records relating to or payments made by CDS, or its nominee, on account of the beneficial interests in the Subscription Receipts. Nothing herein shall prevent the owners of beneficial interests in the Subscription Receipts from voting such Subscription Receipts using duly executed proxies.

(c)

Exercise of Rights Through CDS: All references herein to actions by, notices given or payments made to Subscription Receiptholders shall, where Subscription Receipts are held through CDS, refer to actions taken by, or notices given or payments made to, CDS upon instruction from the CDS Participants in accordance with its rules and procedures. For the purposes of any provision hereof requiring or permitting actions with the consent of or at the direction of Subscription Receiptholders evidencing a specified percentage of the aggregate Subscription Receipts outstanding, such direction or consent may be given by holders of Subscription Receipts acting through CDS and the CDS Participants owning Subscription Receipts evidencing the requisite percentage of the Subscription Receipts. The rights of a Subscription Receiptholder whose Subscription Receipts are held through CDS shall be exercised only through CDS and the CDS Participants and shall be limited to those established by law and agreements between such holders and CDS and the CDS Participants upon instructions from the CDS Participants. Each of the Subscription Receipt Agent and the Company may deal with CDS for all purposes (including the making of payments) as the authorized representative of the respective Subscription Receiptholders and such dealing with CDS shall constitute satisfaction or performance, as applicable, of their respective obligations hereunder.

(d)

Communication through CDS: For so long as Subscription Receipts are held through CDS, if any notice or other communication is required to be given to Subscription Receiptholders, the Subscription Receipt Agent will give such notices and communications to CDS.

(e)

Removal of CDS: If CDS resigns or is removed from its responsibility as depository and the Subscription Receipt Agent is unable or does not wish to locate a qualified successor, CDS shall surrender the Global Subscription Receipt Certificate to the Subscription Receipt Agent with instructions for registration of Subscription Receipts in the name and in the amount specified by CDS and the Company shall issue and the Subscription Receipt Agent shall certify and deliver to each Subscription Receiptholder a definitive Subscription Receipt Certificate representing Subscription Receipts held by such Subscription Receiptholder.

ARTICLE 3

REGISTRATION, TRANSFER AND OWNERSHIP OF SUBSCRIPTION RECEIPTS

AND EXCHANGE OF SUBSCRIPTION RECEIPT CERTIFICATES

Section 3.01 Registration and Transfer of Subscription Receipts

(a)

Register: The Company hereby appoints the Subscription Receipt Agent as transfer agent and registrar of the Subscription Receipts, and the Company will cause to be kept by the Subscription Receipt Agent at the principal office in Toronto, Ontario of the Subscription Receipt Agent:

(i)

a register of holders in which shall be entered in alphabetical order the names and addresses of the holders of Subscription Receipts and other particulars, as prescribed by law, of the Subscription Receipts held by them; and

(ii)	a register of transfers in which all transfers of Subscription Receipts and the date and other particulars of each transfer shall be entered.

The register of transfers referred to in clause (ii) shall be closed at 5:00 p.m. (Toronto time) on the date that is the earlier of the Release Date and the Termination Date, subject to reflecting such transfers as are made prior to that date and settle after such date. Trades settling after the Release Date will be completed by the delivery of Additional Notes.

(b)

Transfer: The Subscription Receipts may only be transferred on the register of transfers referred to in Section 3.01(a) and kept by the Subscription Receipt Agent, or at any branch register maintained pursuant to Section 3.01(g) by the registered Subscription Receiptholder or the executors, administrators or other legal representatives thereof or the attorney thereof duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Subscription Receipt Agent, upon (a) in the case of certificated Subscription Receipts, surrender to the Subscription Receipt Agent of the Subscription Receipt Certificate representing the Subscription Receipts to be transferred together with a duly executed form of transfer (in the form attached to the Subscription Receipt Certificate), or (b) in the case of uncertificated Subscription Receipts, in accordance with procedures prescribed by CDS under its book-based system, and in each case upon compliance with such other reasonable requirements as the Subscription Receipt Agent may prescribe, and such transfer will be duly noted on one of such registers of transfers by the Subscription Receipt Agent and the Company shall issue and thereupon the Subscription Receipt Agent shall certify and deliver a new Subscription Receipt Certificate of like tenor in the name of the designated transferee representing the Subscription Receipt transferred and the transferee of an uncertificated Subscription Receipt shall be recorded through the relevant CDS Participant in accordance with the book-based system as the entitlement holder in respect of such Subscription Receipts.

(c)

Partial Transfer: If less than all the Subscription Receipts evidenced by the Subscription Receipt Certificate(s) so surrendered are transferred, the holder shall be entitled to receive, in the same manner, a new Subscription Receipt Certificate registered in its name, evidencing the number of Subscription Receipts not so transferred.

(d)

Refusal of Registration: The Company shall be entitled, and may direct the Subscription Receipt Agent, to refuse to recognize any transfer, or enter the name of any transferee, of any Subscription Receipt on the registers referred to in Section 3.01(a) or on any branch register maintained pursuant to Section 3.01(g) if such transfer would constitute a violation of the laws of any jurisdiction or the instruments, rules, regulations or policies of any regulatory authority having jurisdiction.

(e)

No Notice of Trusts: Subject to applicable law, neither the Company nor the Subscription Receipt Agent will be bound to take notice of or see to the execution of any trust, whether express, implied or constructive, in respect of any Subscription Receipt, and the Company or the Subscription Receipt Agent may transfer any Subscription Receipt on the direction of the person registered as the holder thereof, whether named as trustee or otherwise, as though that person were the beneficial owner thereof.

(f)

Inspection: The registers referred to in Section 3.01(a), and any branch register maintained pursuant to Section 3.01(g), will at all reasonable times during regular business hours be open for inspection by the Company and any Subscription Receiptholder. The Subscription Receipt Agent will from time to time when requested to do so in writing by the Company or any Subscription Receiptholder (upon payment of the reasonable charges of the Subscription Receipt Agent) furnish the Company or such Subscription Receiptholder with a list of the names and addresses of holders of Subscription Receipts entered on such registers and showing the number of Subscription Receipts held by each such holder.

(g)

Location of Registers: The Company may at any time and from time to time change the place at which the registers referred to in Section 3.01(a) are kept, cause branch registers of holders or transfers to be kept, and close such branch registers or change the place at which such branch registers are kept, in each case subject to the approval of the Subscription Receipt Agent.

Section 3.02 Exchange of Subscription Receipt Certificates

(a)

Exchange: One or more Subscription Receipt Certificates may at any time prior to the earlier of the Release Date or the Termination Date, on compliance with the reasonable requirements of the Subscription Receipt Agent, be exchanged for one or more Subscription Receipt Certificates of different denominations representing in the aggregate the same number and class of Subscription Receipts as the Subscription Receipt Certificate or Subscription Receipt Certificates being exchanged.

(b)

Place of Exchange: Subscription Receipt Certificates may be exchanged only at the principal office in Toronto, Ontario of the Subscription Receipt Agent during regular business hours or at any other place designated by the Company with the approval of the Subscription Receipt Agent.

(c)	Cancellation: Any Subscription Receipt Certificate tendered for exchange pursuant to this Section 3.02 shall be surrendered to the Subscription Receipt Agent and cancelled.

(d)

Execution: The Company will sign all Subscription Receipt Certificates in accordance with Section 2.04 necessary to carry out exchanges pursuant to this Section 3.02 and such Subscription Receipt Certificates will be certified by the Subscription Receipt Agent.

Section 3.03 No Charges for Transfer or Exchange

No charge will be levied on a presenter of a Subscription Receipt Certificate pursuant to this Indenture for the transfer of any Subscription Receipt or the exchange of any Subscription Receipt Certificate, but the Company may require payment of a sum sufficient to cover any Tax or other governmental charge payable in connection therewith.

Section 3.04 Ownership of Subscription Receipts

(a)

Owner: Subject to applicable law, the Company and the Subscription Receipt Agent may deem and treat the registered Subscription Receiptholder (being CDS or its nominee in the case of a Global Subscription Receipt Certificate) as the absolute owner of such Subscription Receipt for all purposes, except as required by law, and such person will for all purposes of this Indenture be and be deemed to be the absolute owner thereof, and the Company and the Subscription Receipt Agent will not be affected by any notice or knowledge to the contrary except as required by statute or by order of a court of competent jurisdiction.

(b)

Rights of Registered Holder: Subject to applicable law, the registered Subscription Receiptholder will be entitled to the rights represented thereby free from all equities and rights of set-off or counterclaim between the Company and the original or any intermediate holder thereof and all persons may act accordingly, and the issue and delivery to any such registered holder of the Additional Notes issuable pursuant thereto (or the payment of amounts payable in respect thereof pursuant to Section 2.02(b) and Section 6.03) will be a good discharge to the Company and the Subscription Receipt Agent therefor and neither the Company nor the Subscription Receipt Agent will be bound to inquire into the title of any such registered Subscription Receiptholder.

ARTICLE 4

ISSUANCE OF ADDITIONAL NOTES PURSUANT TO SUBSCRIPTION RECEIPTS

Section 4.01 Issuance of Additional Notes Pursuant to Subscription Receipts

(a)

Issuance of Additional Notes: Upon receipt by the Subscription Receipt Agent of the Release Notice from the Company prior to the occurrence of a Trigger Event, an Additional Note will be automatically issued pursuant to each Subscription Receipt. Immediately upon such issuance, the Subscription Receipt Certificates representing such Subscription Receipts shall become null and void. For greater certainty, the Subscription Receipts shall not be exercisable at the option of the Subscription Receiptholder and Additional Notes will only be issued pursuant to Subscription Receipts in accordance with this Section 4.01.

(b)

Authority to Subscription Receipt Agent: The Company and the holders of Subscription Receipts hereby irrevocably authorize and direct the Subscription Receipt Agent to take all required action to effect the automatic issuance of Additional Notes pursuant to the Subscription Receipts upon receipt by the Subscription Receipt Agent of the Release Notice from the Company prior to the occurrence of a Trigger Event.

(c)

Rights on Note Issuance: The holder of any Subscription Receipt pursuant to which Additional Notes have been issued in accordance with Section 4.01(a) shall have no rights thereunder except to receive an Additional Note pursuant to the Subscription Receipt and the certificate representing such Additional Note.

(d)

Notice of Issuance of Additional Notes: Upon receipt by the Subscription Receipt Agent of the Release Notice, the Subscription Receipt Agent shall as soon as practicable (and in any event no later than one Business Day following the Release Date), give notice to the Subscription Receiptholders of the Release Date and the automatic issuance of Additional Notes pursuant to the Subscription Receipts in accordance with Section 4.01(a).

Section 4.02 Effect of Note Issuance

Upon the automatic issuance of Additional Notes pursuant to the Subscription Receipts in accordance with Section 4.01(a), the Subscription Receipt Certificates representing such Subscription Receipts shall represent only the entitlement of the holder to certificates representing the Additional Notes which shall thereupon be issued, and the person or persons to whom such Additional Notes are to be issued will become the holder or holders of record thereof, on the Release Date, and if the transfer registers for the Additional Notes are closed on the Release Date, such Additional Notes will be recorded as having been issued and such person or persons will be recorded as having become the holder or holders of record thereof on the Release Date. The certificates representing the Additional Notes which are issued to a holder of Subscription Receipts on the Release Date pursuant to the Subscription Receipts by the Subscription Receipt Agent pursuant to Section 4.01(a) shall be issued in the name of such holder.

Section 4.03 Recording

The Subscription Receipt Agent will record the particulars of each Subscription Receipt pursuant to which Additional Notes are issued, which particulars will include the name and address of each person to whom Additional Notes are thereby issued and the number of Additional Notes so issued. Within two Business Days following the Release Date the Subscription Receipt Agent will provide such particulars in writing to the Company.

Section 4.04 Securities Restrictions

No Additional Notes will be issued pursuant to a Subscription Receipt if the issue of such Additional Notes would constitute a violation of the laws of any jurisdiction and, without limiting the generality of the foregoing, the certificates representing the Additional Notes thereby issued will bear such legend or legends as may, in the opinion of counsel to the Company, be necessary or advisable in order to avoid a violation of any laws of any jurisdiction, provided that if, at any time, in the opinion of counsel to the Company, such legend or legends are no longer necessary or advisable in order to avoid a violation of any such laws or requirements, or the holder of any such legended certificate, at the expense thereof, provides the Company and the registrar and transfer agent for the Additional Notes, with evidence satisfactory in form and substance to the Company and to the registrar and transfer agent for the Additional Notes to the effect that such holder is entitled to sell or otherwise transfer such Additional Notes in a transaction in which such legend or legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend or legends.

ARTICLE 5

COVENANTS

Section 5.01 General Covenants

(a)	The Company covenants with the Subscription Receipt Agent, for the benefit of the holders, that so long as any Subscription Receipts remain outstanding:

(i)

Maintenance: The Company will maintain its corporate existence, and will conduct its business, and that of its material Subsidiaries, in a proper, efficient and business-like manner and keep or cause to be kept proper books of account in accordance with generally accepted accounting principles.

(ii)

Deficit Amount: In the event a Trigger Event occurs, the Company will immediately deposit with the Subscription Receipt Agent the Deficit Amount on the first Business Day following the Termination Date. The Company may use the Earned Interest to partially fund the Deficit Amount (to the extent of the amount of any such Earned Interest).

(iii)

Issue of Additional Notes: The Company will cause the Additional Notes issued pursuant to the Subscription Receipts and the certificates representing such Additional Notes to be validly issued and delivered in accordance with the provisions of the Trust Indenture, the Second Supplemental Indenture and this Indenture and the terms hereof and thereof. In that regard, the Company covenants to enter into the Second Supplemental Indenture immediately following the Release Time.

(iv)

Open Registers: The Company will use its commercially reasonable efforts to cause the Subscription Receipt Agent to keep open, and the Subscription Receipt Agent agrees to keep open, the registers of holders and registers of transfers referred to in Section 3.01 as required by such section.

(v)

Filings: The Company will make all requisite filings, including filings with appropriate securities commissions, in connection with the issue of the Additional Notes pursuant to the Subscription Receipts in connection therewith.

(vi)	Release Notice: The Company shall, upon the Release Conditions having been satisfied or waived, forthwith deliver the Release Notice to the Subscription Receipt Agent.

(vii)

Termination Notice: If the Company determines, in its sole discretion, that the Release Conditions cannot be satisfied by the Escrow End Time, the Company shall forthwith provide the Termination Notice to the Subscription Receipt Agent.

(viii)	General Performance: The Company will well and truly perform and carry out all acts and things to be done by it as provided in this Indenture.

(ix)

Purchase Agreement: The acquisition contemplated by the Purchase Agreement will have been consummated in accordance with the terms and conditions of the Purchase Agreement without giving effect to any waiver, modification or consent thereunder that is materially adverse to the Subscription Receiptholders, provided, that the following amendments shall not be considered to be materially adverse to the Subscription Receiptholders:

(A)

any divestiture of assets, properties, or businesses, or behavioural commitments relating to any businesses, that are agreed to between Postmedia and the Commissioner of Competition in order to obtain Competition Act Approval (as defined in the Purchase Agreement); and

(B)	any other amendment or modification which is required as a result of an order by the Competition Tribunal or any other regulatory body.

Section 5.02 Remuneration and Expenses of Subscription Receipt Agent

The Company will pay to the Subscription Receipt Agent from time to time reasonable remuneration for the services provided by the Subscription Receipt Agent hereunder and will, on the written request of the Subscription Receipt Agent, pay to or reimburse the Subscription Receipt Agent for all reasonable expenses, disbursements and advances made or incurred by the Subscription Receipt Agent in the administration or execution of the duties and obligations hereof (including reasonable compensation and disbursements of its legal counsel), both before any default hereunder and thereafter until all duties of the Subscription Receipt Agent hereunder have been finally and fully performed, except any such expense, disbursement or advance that arises out of or results from the negligence, wilful misconduct or bad faith of the Subscription Receipt Agent or of persons for whom the Subscription Receipt Agent is responsible. In no event shall any amount payable to the Subscription Receipt Agent hereunder be paid out of the Proceeds unless the Proceeds are, at the time of payment, payable to the Company. The Subscription Receipt Agent shall have no obligation to take any action under this Indenture so long as any payment remains due to the Subscription Receipt Agent for any reasonable fees, expenses and disbursements. Any amount owing under this Section 5.02 and unpaid 30 days after request for such payment will bear interest from the expiration of such 30 days at a rate per annum equal to the then current rate charged by the Subscription Receipt Agent against unpaid invoices payable on demand.

Section 5.03 Securities Qualification Requirements

If, in the opinion of counsel to the Subscription Receipt Agent, any instrument is required to be filed with, or any permission is required to be obtained from any Governmental Entity in Canada or any other step is required under any federal or provincial law of Canada before any Additional Notes are issued pursuant to any Subscription Receipt hereunder, the Company covenants that it will promptly take such required action.

Section 5.04 Performance of Covenants by Subscription Receipt Agent

If the Company fails to perform any of its obligations under this Indenture, the Subscription Receipt Agent may notify the Subscription Receiptholders of such failure or may itself perform any of such obligations capable of being performed by the Subscription Receipt Agent, but will not be bound to do so or to notify the Subscription Receiptholders that it is so doing. All amounts expended or advanced by the Subscription Receipt Agent in so doing will be repayable as provided in Section 5.02. No such performance, expenditure or advance by the Subscription Receipt Agent will relieve the Company of any default or of its continuing obligations hereunder.

ARTICLE 6

PROCEEDS

Section 6.01 Investment of Proceeds

The Proceeds deposited with the Subscription Receipt Agent hereunder, pending any release or application thereof as required in accordance with the provisions of this Article 6, shall be held by the Subscription Receipt Agent as agent and bailee on behalf of the Subscription Receiptholders. The Subscription Receipt Agent shall be entitled to invest and reinvest the Proceeds in Permitted Investments in accordance with any written direction given by the Company from time to time to the Subscription Receipt Agent. Such direction to the Subscription Receipt Agent shall be provided no later than 9:00 a.m. (Toronto time) on the day on which the investment is to be made. Any direction received by the Subscription Receipt Agent after 9:00 a.m. (Toronto time) or on a day which is not a Business Day, shall be deemed to have been given prior to 9:00 a.m. (Toronto time) on the next succeeding Business Day. In the event that the Subscription Receipt Agent does not receive a direction or only a partial direction contemplated by this Section, the Subscription Receipt Agent may hold cash balances constituting part or all of the Proceeds and may, but need not, invest same in a segregated Canadian dollar account in its deposit department or the deposit department of a Canadian chartered bank, in each case authorized to accept deposits under the laws of Canada or a province thereof; but the Subscription Receipt Agent or a Canadian chartered bank shall not be liable to account for any profit to any parties to this Indenture or to any other person or entity other than at a rate, if any, established from time to time by the Subscription Receipt Agent or Canadian chartered bank, as applicable.

Section 6.02 Interest Accruing on the Subscription Receipts

(a)	Interest: The Subscription Receipts shall bear interest at 8.25% per annum on the Underlying Subscription Amount.

(b)

First Interest Period: For the First Interest Period, interest shall be calculated on the basis of a year of 365 days or 366 days, as applicable, and the actual number of days elapsed in that period and payable in arrears on the First Interest Payment Date.

(c)

Subsequent Interest Period: For each Subsequent Interest Period, subject to the provisions of this Section 6.02, interest will be payable in arrears in equal instalments on each Interest Payment Date in accordance with the terms of this Indenture. Notwithstanding the foregoing, in the event a Trigger Event occurs after the First Interest Payment Date, interest for the period from the last preceding Interest Payment Date to but excluding the Termination Date shall be calculated on the basis of a year of 365 days or 366 days, as applicable, and the actual number of days elapsed in that period and such interest will be payable to holders in accordance with Section 2.02(b) and shall be payable on such Termination Date.

(d)

Release Date Interest Period: Notwithstanding any other provision of this Section 6.02, in the case of interest payable on a Subscription Receipt in respect of a Release Date Interest Period, such interest shall be payable on the Release Date and shall be payable only by set-off against an obligation by holders to pay the Unearned Interest Amount in respect of the Additional Notes issuable pursuant to such Subscription Receipt. The Company’s obligation to pay interest in respect of a Release Date Interest Period will be set-off on the Release Date by a corresponding payment by holders of the same amount on account of the Unearned Interest Amount in respect of the Additional Notes (which will be payable on the next Regular Interest Payment Date) such that the Company’s obligation to pay interest on the Subscription Receipts in respect of a Release Date Interest Period will be paid and settled in full, and the obligation of holders to pay the same amount on account of the Unearned Interest Amount in respect of the Additional Notes will be paid and settled in full, by virtue of such set-off. For greater certainty, such set-off shall occur automatically hereunder and holders shall not be required to provide any additional consideration in excess of the Subscription Price.

(e)

Interest Ceases to Accrue: Interest on the Subscription Receipts (calculated with reference to the Underlying Subscription Amount) will cease to accrue from the earlier of the date immediately preceding (i) the Release Date and (ii) the Termination Date.

(f)

Payment not a Business Day: If the date for payment of any amount of interest is not a Business Day at the place of payment, then payment will be made on the next Business Day and Subscription Receiptholders will not be entitled to any further interest, or to any interest on such interest or other amount so payable, in respect of the period from the date for payment to such next Business Day.

(g)

Default Interest: Wherever in this Indenture or the Subscription Receipts there is mention, in any context, of the payment of interest, such mention is deemed to include the payment of interest on amounts in default to the extent that, in such context, such interest is, was or would be payable pursuant to this Indenture or the Subscription Receipts, and express mention of interest on amounts in default in any of the provisions of this Indenture will not be construed as excluding such interest in those provisions of this Indenture where such express mention is not made.

(h)

Interest Act Disclosure: Whenever interest is computed on the basis of a year (the “deemed year”) which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

(i)

Payment of Interest on Subscription Receipts: Subject to the foregoing provisions in this Section 6.02, interest payable on each fully registered Subscription Receipt will be paid on each Interest Payment Date to the Subscription Receiptholder thereof at the close of business on the Record Date for such Interest Payment Date. As such interest becomes due, the Company, either directly or through the Subscription Receipt Agent or any agent of the Subscription Receipt Agent, shall send or forward by electronic transfer of funds or by cheque dated the Interest Payment Date, payment of such interest (less any withholding Tax required to be withheld therefrom) to the order of the registered holder of such Subscription Receipt appearing on the registers maintained by the Subscription Receipt Agent at the close of business on the Record Date for the applicable Interest Payment Date and addressed to the holder at the holder’s last address appearing on the register (or in the case of joint holders, to such address of one of the joint holders), unless such holder otherwise directs. If payment is made by cheque, such cheque shall be forwarded at least three Business Days prior to each date on which interest becomes due and, if payment is made by other means (such as electronic transfer of funds, provided the Subscription Receipt Agent must receive the funds the day prior to being able to wire funds to holders), such payment shall be made in a manner whereby the holder receives credit for such payment on the date such interest on such Subscription Receipt becomes due. The mailing of such cheque or the making of such payment by other means shall, to the extent of the sum represented thereby, plus the amount of any withholding Tax withheld as aforesaid, satisfy and discharge all liability of the Company for interest on such Subscription Receipt, unless in the case of payment by cheque, such cheque is not paid at par on presentation. In the event of non-receipt of any cheque for or other payment of interest by the Person to whom it is so sent as aforesaid, the Company will issue to such Person a replacement cheque or other payment for a like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction. Notwithstanding the foregoing, if the Company is prevented by circumstances beyond its control (including, without limitation, any interruption in mail service) from making payment of any interest due on each Subscription Receipt in the manner provided above, the Company may make payment of such interest or make such interest available for payment in any other manner acceptable to the Subscription Receipt Agent with the same effect as though payment had been made in the manner provided above. If payment is made through the Subscription Receipt Agent, the Company shall deliver sufficient funds to the Subscription Receipt Agent by electronic transfer or certified cheque or make such other arrangements for the provision of funds as may be agreeable between the Subscription Receipt Agent and the Company in order to effect such interest payment hereunder.

(j)

For Subscription Receipts represented by a Global Subscription Receipt Certificate, subject to the foregoing provisions in this Section 6.02, all payments of interest on the Subscription Receipts shall be made by 11:00 a.m. (Toronto time) on the Business Day immediately prior to each Interest Payment Date by electronic funds transfer or cheque made payable to the Depository for subsequent payment to beneficial holders of the Subscription Receipts of the applicable interests in such Global Subscription Receipt Certificate. The responsibility and liability of the Company in respect of payments on Subscription Receipts represented by a Global Subscription Receipt Certificate is limited solely and exclusively to making payment of any amounts due on such Subscription Receipts to the Depository. None of the Company, the Subscription Receipt Agent or any agent of the Subscription Receipt Agent for any Subscription Receipt maintained in the Book-Entry-Only System will be liable or responsible to any Person for any aspect of the records related to or payments made on account of beneficial interests in any Global Subscription Receipt Certificate or for maintaining, reviewing, or supervising any records relating to such beneficial interests.

(k)

Notwithstanding the foregoing, (i) all payments in excess of $25 million (or such other amount as determined from time to time by the Canadian Payments Association or any successor thereto) shall be made by the use of the LVTS; and (ii) in the event that payment must be made to the Depository, the Company shall remit payment to the Subscription Receipt Agent by LVTS. The Subscription Receipt Agent shall have no obligation to disburse funds pursuant to this Section 6.02 unless it has received written confirmation satisfactory to it that the funds have been deposited with it in sufficient amount to pay in full all amounts due and payable with respect to such Interest Payment Date. The Subscription Receipt Agent shall, if any funds are received by it in the form of uncertified cheques, be entitled to delay the time for release of such funds until such uncertified cheques shall be determined to have cleared the financial institution upon which the same are drawn.

Section 6.03 Release of Proceeds

Any direction from the Company for the release of the Proceeds in accordance with this Indenture, including the Release Notice, must be received by the Subscription Receipt Agent prior to 11:00 a.m. (Toronto time) on the day on which the release of Proceeds is to be made. Any such direction for the release of Proceeds received by the Subscription Receipt Agent after 11:00 a.m. (Toronto time) or on a non-Business Day, will be handled on a commercially reasonable efforts basis and may result in Proceeds being released on the next Business Day. The Subscription Receipt Agent, subject to Section 6.04(b) shall:

(a)	immediately after the Release Time dispose of all investments constituting Proceeds and shall remit the Proceeds to the Company by certified cheque, bank draft or wire transfer, as follows:

(i)

the Proceeds plus all Earned Interest, less any withholding Tax required to be withheld under applicable Laws, shall be released by the Subscription Receipt Agent to or at the direction of the Company; and

(ii)

an amount equal to the aggregate amount, if any, required to be withheld in respect of withholding Taxes in accordance with Section 6.03(a) shall be remitted to the relevant Governmental Entity in accordance with Section 12.04(c), all as provided for in the Release Notice; and

(b)

in the event that a Trigger Event occurs, dispose of all investments constituting Proceeds immediately after the Termination Time and the Subscription Receipt Agent shall remit by certified cheque, bank draft or wire transfer on the Return Date:

(i)

to each Subscription Receiptholder their pro rata portion of the Return Amount (being the Proceeds plus the Deficit Amount funded by the Company pursuant to Article 5 above), less any withholding Tax required to be withheld under applicable Laws;

(ii)

to the relevant Governmental Entity in accordance with Section 6.03(a)(ii) an amount equal to the aggregate amount, if any, required to be withheld in respect of withholding Taxes in accordance with in Section 12.04(c); and

(iii)	after any payment or remittance required under clause (i) or (ii) above, to or at the direction of the Company the Earned Interest and the balance of the Proceeds, if any.

Section 6.04 Ownership of Proceeds

(a)

The Subscription Receipt Agent shall hold the Proceeds as agent and bailee for the Subscription Receiptholders, which ownership shall subsist until such time as the Additional Notes are issued or the Return Amount is paid to the holders in full (less any withholding Tax required to be withheld under applicable Laws) in accordance herewith. The Company acknowledges and confirms that except in accordance with this Indenture it has no right, title or interest in or to the Proceeds until the Release Time, at which time the Company shall become the beneficial owner of the Proceeds.

(b)

The Company agrees that, for the purposes of federal, provincial and other Taxes based on income, it will be treated as the owner of the Earned Interest and that it will report all such Earned Interest, if any, that is earned on, or derived from, the Proceeds as its income in the taxable year or years in which such income is properly includible and pay any Taxes attributable thereto.

(c)

In the event that, prior to the earlier of the Release Date or the Termination Date (i) the Company makes a general assignment for the benefit of creditors or any proceeding is instituted by the Company seeking relief on behalf thereof as a debtor, or to adjudicate the Company a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment or composition of the Company or the debts of the Company under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, receiver and manager, trustee, custodian or similar official for the Company or any substantial part of the property and assets the Company or the Company takes any corporate action to authorize any of the actions set forth above, or (ii) the Company shall be declared bankrupt, or a receiver, receiver and manager, trustee, custodian or similar official is appointed for the Company or any substantial part of its property and assets, or an encumbrancer shall legally take possession of any substantial part of the property or assets of the Company or a distress or execution or any similar process is levied or enforced against such property and assets and remains unsatisfied for such period as would permit such property or such part thereof to be sold thereunder, the rights and obligations of each holder of Subscription Receipts pursuant to this Indenture will terminate without further action of the holders and such holder will be entitled to have remitted to it its pro rata share of the Proceeds in accordance with Section 6.03(b)(i).

Section 6.05 Role as Subscription Receipt Agent

The Subscription Receipt Agent accepts its duties and responsibilities under this Indenture solely as a custodian, bailee and agent, and no trust is intended to be, or is or will be, created hereby and the Subscription Receipt Agent shall owe no duty hereunder as a trustee.

ARTICLE 7

ENFORCEMENT

Section 7.01 No Suits by Subscription Receiptholders

Except to enforce payment of the amounts due to Subscription Receiptholders hereunder, when due, a holder of Subscription Receiptholders will not have any right to institute any proceeding with respect to this Indenture or any remedy thereunder, or for the appointment of a receiver, receiver and manager, trustee, custodian or similar official in bankruptcy, unless the Subscription Receipt Agent:

(a)	shall have failed to act for a period of 30 days after receiving written notice of a Subscription Receiptholders’ Request to institute such proceeding;

(b)	has been offered indemnity satisfactory to it in its reasonable judgment; and

(c)	during such 30-day period, has not received another Subscription Receiptholders’ Request inconsistent with the first such request.

Section 7.02 Limitation of Liability

The obligations hereunder are not personally binding on, nor will resort hereunder be had to the private property of, any past, present or future director, shareholder, officer, employee or agent of the Company.

ARTICLE 8

MEETINGS OF SUBSCRIPTION RECEIPTHOLDERS

Section 8.01 Right to Convene Meetings

(a)

Convening of Meeting: The Subscription Receipt Agent may at any time and from time to time convene a meeting of the Subscription Receiptholders, and will do so on receipt of a Written Request of the Company or a Subscription Receiptholders’ Request and on being funded and indemnified to its reasonable satisfaction by the Company or by one or more of the Subscription Receiptholders signing such Subscription Receiptholders’ Request against the costs which it may incur in connection with calling and holding such meeting.

(b)

Failure to Convene: If the Subscription Receipt Agent fails, within five Business Days after receipt of such Written Request of the Company or Subscription Receiptholders’ Request and funding and indemnification referred to in Section 8.01(a), to give notice convening a meeting of the Subscription Receiptholders, the Company or any of such Subscription Receiptholders, as the case may be, may convene such meeting.

(c)

Place of Meeting: Every such meeting of the Subscription Receiptholders will be held in Toronto, Ontario, or such other place as is approved or determined by the Subscription Receipt Agent and the Company.

Section 8.02 Notice

(a)

Notice: At least 5 Business Days’ notice of any meeting of the Subscription Receiptholders must be given to the Subscription Receiptholders, to the Subscription Receipt Agent (unless the meeting has been called by it) and to the Company (unless the meeting has been called by it) in the manner described in Article 13.

(b)

Contents: The notice of a meeting of the Subscription Receiptholders must state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and shall contain such information as is reasonably necessary to enable the Subscription Receiptholders to make a reasoned decision on the matter, but it will not be necessary for the notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 8.

Section 8.03 Chairman

The Subscription Receipt Agent shall designate an individual (who need not be a Subscription Receiptholder) to be chairman of a meeting of the Subscription Receiptholders or, if no individual is so designated or the individual so designated is not present within 15 minutes after the time fixed for the holding of the meeting, the Subscription Receiptholders present in person or by proxy may choose some individual present to be chairman.

Section 8.04 Quorum

(a)

Quorum: Subject to the provisions of Section 8.12, at any meeting of the Subscription Receiptholders a quorum will consist of holders holding at least 25% of the Subscription Receipts then outstanding present in person or by proxy at the commencement of the meeting.

(b)	No Quorum: If a quorum of Subscription Receiptholders is not present within 30 minutes after the time fixed for holding a meeting of the Subscription Receiptholders, the meeting, if summoned by Subscription Receiptholders or on a Subscription Receiptholders’ Request, will be dissolved, but, subject to Section 8.12, in any other case will be adjourned to the second following Business Day at the same time and place and no notice of the adjournment need be given.

(c)

Adjourned Meeting: At the adjourned meeting the Subscription Receiptholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened notwithstanding the number of Subscription Receipts that they hold.

Section 8.05 Power to Adjourn

The chairman of a meeting of the Subscription Receiptholders at which a quorum of the Subscription Receiptholders is present may, with the consent of the meeting, adjourn the meeting, and no notice of such adjournment need be given except as the meeting prescribes.

Section 8.06 Show of Hands

Every question submitted to a meeting of the Subscription Receiptholders, other than a Majority Resolution, will be decided in the first place by a majority of the votes given on a show of hands and, unless a poll is duly demanded as herein provided, a declaration by the chairman of such meeting that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority will be conclusive evidence of the fact.

Section 8.07 Poll

On every Majority Resolution, and on every other question submitted to a meeting of the Subscription Receiptholders on which a poll is directed by the chairman of such meeting or requested by one or more Subscription Receiptholders acting in person or by proxy and holding in the aggregate not less than 5% of the total number of Subscription Receipts represented at the meeting, a poll will be taken in such manner as the chairman directs.

Section 8.08 Voting

On a show of hands each person present and entitled to vote, whether as a Subscription Receiptholder or as proxy for one or more absent Subscription Receiptholders, or both, will have one vote, and on a poll each Subscription Receiptholder present in person or represented by a proxy duly appointed by instrument in writing will be entitled to one vote in respect of each Subscription Receipt held by such holder. A proxy need not be a Subscription Receiptholder.

Section 8.09 Regulations

(a)	Ability to Make: The Subscription Receipt Agent, or the Company with the approval of the Subscription Receipt Agent, may from time to time make or vary such regulations as it thinks fit:

(i)	for the form of instrument appointing a proxy, the manner in which it must be executed, and verification of the authority of a person who executes it on behalf of a Subscription Receiptholder;

(ii)	governing the places at which and the times by which voting certificates or instruments appointing proxies must be deposited;

(iii)	generally for the calling of meetings of Subscription Receiptholders and the conduct of business thereof; and

(iv)

for the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be sent by mail, facsimile or other means of prepaid, transmitted, recorded communication before the meeting to the Company or to the Subscription Receipt Agent at the place where the meeting is to be held and for voting pursuant to instruments appointing proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and will be counted.

(b)

Recognition: Except as such regulations provide, the only persons who will be recognized at a meeting as the holders of any Subscription Receipts, or as entitled to vote or, subject to Section 8.10, to be present at the meeting in respect thereof, will be the registered holders of such Subscription Receipts or persons holding proxies on their behalf.

Section 8.10 The Company and Subscription Receipt Agent may be Represented

The Company and the Subscription Receipt Agent by their respective employees, officers or directors, and the counsel of the Company and of the Subscription Receipt Agent, may attend any meeting of Subscription Receiptholders, but will have no vote unless attending in, and to the extent of, their capacity as Subscription Receiptholder or proxyholder.

Section 8.11 Powers Exercisable by Majority Resolution

In addition to all other powers conferred on them by the other provisions of this Indenture or by law, the Subscription Receiptholders at a meeting will have the power, exercisable from time to time by Majority Resolution:

(a)

to assent to or sanction any amendment, modification, abrogation, alteration, compromise or arrangement of any right of the Subscription Receiptholders or, with the reasonable consent of the Subscription Receipt Agent, of the Subscription Receipt Agent in its capacity as custodian, agent and bailee hereunder or on behalf of the Subscription Receiptholders against the Company, whether such right arises under this Indenture or otherwise, which shall be agreed to by the Company, and to authorize the Subscription Receipt Agent to concur in and execute any indenture supplemental hereto in connection therewith;

(b)	to amend, supplement or otherwise modify, with the Company’s consent, this Indenture and the Subscription Receipts (including the Subscription Receipt Certificates);

(c)	to amend, alter or repeal any Majority Resolution previously passed;

(d)

subject to arrangements as to financing and indemnity satisfactory to the Subscription Receipt Agent, to direct or authorize the Subscription Receipt Agent to enforce any obligation of the Company under this Indenture or to enforce any right of the Subscription Receiptholders in any manner specified in the Majority Resolution;

(e)	to direct or authorize the Subscription Receipt Agent to refrain from enforcing any obligation or right referred to in Section 8.11;

(f)

to waive and direct the Subscription Receipt Agent to waive any default by the Company in complying with any provision of this Indenture or the Subscription Receipt Certificates, either unconditionally or on any condition specified in the Majority Resolution;

(g)

to appoint a committee with power and authority to exercise, and to direct the Subscription Receipt Agent to exercise, on behalf of the Subscription Receiptholders, such of the powers of the Subscription Receiptholders as are exercisable by Majority Resolution;

(h)

to restrain any Subscription Receiptholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any obligation of the Company under this Indenture or to enforce any right of the Subscription Receiptholders;

(i)

to direct any Subscription Receiptholder who, as such, has brought any suit, action or proceeding, to stay or discontinue or otherwise deal therewith on payment of the costs, charges and expenses reasonably and properly incurred by it in connection therewith;

(j)

to assent to any change in or omission from the provisions contained in the Subscription Receipt Certificates and this Indenture or any ancillary or supplemental instrument which may be agreed to by the Company, and to authorize the Subscription Receiptholders to concur in and execute any ancillary or supplemental indenture embodying the change or omission;

(k)

to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or other securities of the Company;

(l)	from time to time and at any time, with the consent of the Company which shall not be unreasonably withheld, to remove the Subscription Receipt Agent and appoint a successor agent or trustee; and

(m)

in the event the Release Conditions have not been satisfied or waived, or will not be satisfied or waived, on or prior to the Escrow End Date, to extend the Escrow End Date and to authorize the Subscription Receipt Agent to concur in and execute any indenture supplemental hereto in connection therewith.

Section 8.12 Meaning of “Majority Resolution”

(a)

Meaning: The expression “Majority Resolution” when used in this Indenture means, subject to the provisions of this Section 8.12 and of Sections 8.15 and 8.16, a motion proposed at a meeting of Subscription Receiptholders duly convened for that purpose and held in accordance with the provisions of this Article 8 at which there are present in person or by proxy Subscription Receiptholders holding in the aggregate more than 25% of the total number of Subscription Receipts then outstanding and passed by the affirmative votes of Subscription Receiptholders voting as a single class who hold in the aggregate not less than a majority of the total number of Subscription Receipts represented at the meeting and voted on the motion.

(b)

Quorum: If, at a meeting called for the purpose of passing a Majority Resolution, the quorum required by Section 8.12(a) is not present within 30 minutes after the time appointed for the meeting, the meeting, if convened by Subscription Receiptholders or on a Subscription Receiptholders’ Request, will be dissolved, but in any other case will stand adjourned to such day, being not less than three Business Days or more than ten Business Days later, and to such place and time, as is appointed by the chairman of such meeting.

(c)	Notice: Not less than two Business Days’ notice must be given to the Subscription Receiptholders of the time and place of such adjourned meeting in the manner provided for in Article 13.

(d)

Form of Notice: The notice must state that at the adjourned meeting the Subscription Receiptholders present in person or by proxy will form a quorum but it will not be necessary to set forth the purposes for which the meeting was originally called or any other particulars.

(e)

Quorum at Adjourned Meeting: At the adjourned meeting the Subscription Receiptholders present in person or by proxy will form a quorum and may transact any business for which the meeting was originally convened, and a motion proposed at such adjourned meeting and passed by the requisite vote as provided in Section 8.12(a) will be a Majority Resolution within the meaning of this Indenture notwithstanding that Subscription Receiptholders holding in the aggregate 25% of the total number of Subscription Receipts outstanding may not be present.

(f)	Poll: Votes on a Majority Resolution must always be given on a poll and no demand for a poll on a Majority Resolution will be necessary.

Section 8.13 Powers Cumulative

Any one or more of the powers, and any combination of the powers, in this Indenture stated to be exercisable by the Subscription Receiptholders by Majority Resolution or otherwise, may be exercised from time to time, and the exercise of any one or more of such powers or any combination of such powers from time to time will not prevent the Subscription Receiptholders from exercising such power or powers or combination of powers thereafter from time to time.

Section 8.14 Minutes

Minutes of all resolutions passed and proceedings taken at every meeting of the Subscription Receiptholders will be made and duly entered in books from time to time provided for such purpose by the Subscription Receipt Agent at the expense of the Company, and any such minutes, if signed by the chairman of the meeting at which such resolutions were passed or such proceedings were taken, will be prima facie evidence of the matters therein stated, and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes have been so made, entered and signed will be deemed to have been duly convened and held, and all resolutions passed and proceedings taken thereat to have been duly passed and taken.

Section 8.15 Instruments in Writing

Any action that may be taken and any power that may be exercised by Subscription Receiptholders at a meeting (including a Majority Resolution) held as provided in this Article 8 may also be taken and exercised by Subscription Receiptholders, as a single class, who hold in the aggregate not less than a majority of the total number of Subscription Receipts at the time outstanding. Subscription Receiptholders who hold in the aggregate not less than a majority of the total number of Subscription Receipts at the time outstanding, by their signing, each in person or by attorney duly appointed in writing, an instrument in writing in one or more counterparts, and the expressions “Majority Resolution” when used in this Indenture includes a resolution embodied in an instrument so signed.

Section 8.16 Binding Effect of Resolutions

Every resolution (including a Majority Resolution) passed in accordance with the provisions of this Article 8 at a meeting of Subscription Receiptholders will be binding on all Subscription Receiptholders, whether present at or absent from the meeting and whether voting for or against the resolution or abstaining, and every instrument in writing signed by Subscription Receiptholders in accordance with Section 8.15 will be binding on all Subscription Receiptholders, whether signatories thereto or not, and every Subscription Receiptholder and the Subscription Receipt Agent (subject to the provisions for its indemnity herein contained) will be bound to give effect accordingly to every such resolution and instrument in writing.

ARTICLE 9

SUPPLEMENTAL INDENTURES AND SUCCESSOR CORPORATIONS

Section 9.01 Provision for Supplemental Indentures for Certain Purposes

From time to time the Company (when authorized by the directors) and the Subscription Receipt Agent may, subject to the provisions hereof, and will when so directed hereby, execute and deliver by their proper officers indentures or instruments supplemental hereto, which thereafter will form part hereof, for any or all of the following purposes:

(a)	providing for any consequential amendments hereto as may be required by the Subscription Receipt Agent, relying on the advice of counsel;

(b)

adding hereto such additional covenants and enforcement provisions as, in the opinion of counsel to the Subscription Receipt Agent, are necessary or advisable and are not prejudicial to the interest of the Subscription Receiptholders;

(c)	giving effect to any Majority Resolution passed as provided in Article 8;

(d)

making such provisions not inconsistent with this Indenture as are necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not in the opinion of counsel to the Subscription Receipt Agent materially prejudicial to the interests of the Subscription Receiptholders;

(e)

adding to, deleting or altering the provisions hereof in respect of the transfer of Subscription Receipts or the issuance of the Additional Notes pursuant to the Subscription Receipt Certificates, and making any modification in the form of the Subscription Receipt Certificates that does not affect the substance thereof;

(f)

modifying any provision of this Indenture or relieving the Company from any obligation, condition or restriction herein contained, except that no such modification or relief will be or become operative or effective if in the opinion of counsel to the Subscription Receipt Agent it would impair any right of the Subscription Receiptholders or of the Subscription Receipt Agent, and the Subscription Receipt Agent may in its uncontrolled discretion decline to enter into any such supplemental indenture which in its opinion will not afford adequate protection to the Subscription Receipt Agent when it becomes operative; and

(g)

for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguity, defective or inconsistent provision, error or omission herein, if in the opinion of counsel to the Subscription Receipt Agent, the rights of the Subscription Receipt Agent and of the Subscription Receiptholders are not materially prejudiced thereby.

Section 9.02 Successor Corporations

Nothing in this Indenture shall prevent any consolidation, amalgamation, plan of arrangement, or merger of the Company with or into any other trust, partnership, corporation, body corporate or other entity (“Successor Entity”), or a conveyance or transfer directly or indirectly of all or substantially all the properties and assets of the Company as an entirety to any Successor Entity lawfully entitled to acquire and operate the same, provided, however, that the Successor Entity formed by such consolidation, amalgamation or plan of arrangement or into which such merger shall have been made or which acquires by conveyance or transfer all or substantially all the properties and assets of the Company as an entirety shall execute and deliver to the Subscription Receipt Agent prior to or contemporaneously with such consolidation, amalgamation, plan of arrangement, merger, conveyance or transfer, an indenture supplemental hereto wherein the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed or observed by the Company shall, as a condition precedent to completion of such transaction, expressly be assumed by such Successor Entity and the Successor Entity shall succeed to and be substituted for the Company hereunder with the same effect as nearly as may be possible as if it had been a party hereto. Such changes shall be made in the Subscription Receipts as the board of directors of the Company, acting in good faith, consider appropriate in the circumstances in view of such consolidation, amalgamation, plan of arrangement, merger, conveyance or transfer. The Subscription Receipt Agent shall be entitled to receive and shall be fully protected in relying upon an opinion of counsel that any such consolidation, amalgamation, plan of arrangement, merger, conveyance or transfer, and any supplemental indenture executed in connection therewith, comply with the provisions of this Section 9.02.

ARTICLE 10

ANTI-MONEY LAUNDERING

Section 10.01 Right of Subscription Receipt Agent to Resign

The Subscription Receipt Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Subscription Receipt Agent, in its sole judgment, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Subscription Receipt Agent, in its sole judgment, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days’ written notice to the other parties to this Indenture, provided (i) that the Subscription Receipt Agent’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Subscription Receipt Agent’s satisfaction within such 10-day period, then such resignation shall not be effective.

ARTICLE 11

PRIVACY

Section 11.01 Privacy

The parties to this Indenture acknowledge that the Subscription Receipt Agent may, in the course of providing services hereunder, collect or receive financial and other personal information about such parties and/or their representatives, as individuals, or about other individuals related to the subject matter hereof, and use such information for the following purposes:

(i)	to provide the services required under this Indenture and other services that may be requested from time to time;

(ii)	to help the Subscription Receipt Agent manage its servicing relationships with such individuals;

(iii)	to meet the Subscription Receipt Agent’s legal and regulatory requirements; and

(iv)	if social insurance numbers are collected by the Subscription Receipt Agent, to perform Tax reporting and to assist in verification of an individual’s identity for security purposes.

Each party to this Indenture acknowledges and agrees that the Subscription Receipt Agent may receive, collect, use and disclose personal information provided to it or acquired by it in the course of this Indenture for the purposes described above and, generally, in the manner and on the terms described in its privacy code, which the Subscription Receipt Agent shall make available on its website or upon request, including revisions thereto. Further, each party to this Indenture agrees that it shall not provide or cause to be provided to the Subscription Receipt Agent any personal information relating to an individual who is not a party to this Indenture unless that party has assured itself that such individual understands and has consented to the aforementioned uses and disclosures.

ARTICLE 12

CONCERNING SUBSCRIPTION RECEIPT AGENT

Section 12.01 Applicable Laws

If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a mandatory requirement of applicable Laws, the mandatory requirement will prevail. The Company and the Subscription Receipt Agent each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of applicable Laws.

Section 12.02 Rights and Duties of Subscription Receipt Agent

(a)

Duty of Subscription Receipt Agent: In the exercise of the rights and duties prescribed or conferred by the terms of this Indenture, the Subscription Receipt Agent will act honestly and in good faith and will exercise that degree of care, diligence and skill that a reasonably prudent subscription receipt agent would exercise in comparable circumstances. The Subscription Receipt Agent shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless expressly set forth herein, or unless notice in writing is formally given and unless it is indemnified and funded in a manner satisfactory to it against such expenses or liability; nor shall the Subscription Receipt Agent be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall distinctly specify the default desired to be brought to the attention of the Subscription Receipt Agent and in the absence of any such notice the Subscription Receipt Agent may for all purposes of this Indenture conclusively assume that no default has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein. Any such notice shall in no way limit any discretion herein given to the Subscription Receipt Agent to determine whether or not the Subscription Receipt Agent shall take action with respect to any default. The Subscription Receipt Agent shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Indenture. Such documentation must not require the exercise of any discretion or independent judgment. The Subscription Receipt Agent shall have no duties except those which are expressly set forth herein and it shall not be bound by any notice of a claim or demand with respect to, or any waiver, modification, amendment, termination or rescission of this Indenture, unless received by it in writing, and signed by the parties hereto and if its duties herein are affected, unless it shall have given its prior written consent thereto.

(b)

No Relief from Liability: No provision of this Indenture will be construed to relieve the Subscription Receipt Agent from liability for its own negligent act, negligent failure to act, wilful misconduct or bad faith.

(c)

Actions: The obligation of the Subscription Receipt Agent to commence or continue any act, action or proceeding in connection herewith, including, for the purpose of enforcing any right of the Subscription Receipt Agent or the Subscription Receiptholders hereunder is on the condition that the Subscription Receipt Agent shall have received a Subscription Receiptholders’ Request specifying the act, action or proceeding which the Subscription Receipt Agent is requested to take and, when required by notice to the Subscription Receiptholders by the Subscription Receipt Agent, the Subscription Receipt Agent is furnished by one or more Subscription Receiptholders with sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Subscription Receipt Agent to protect and hold it harmless against the costs, charges, expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(d)

Funding: No provision of this Indenture will require the Subscription Receipt Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless it is so indemnified.

(e)

Deposit of Subscription Receipts: The Subscription Receipt Agent may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Subscription Receiptholders at whose instance it is acting to deposit with the Subscription Receipt Agent the Subscription Receipt Certificates held by them, for which certificates the Subscription Receipt Agent will issue receipts.

Section 12.03 Evidence, Experts and Advisers

(a)

Evidence: In addition to the reports, certificates, opinions, notices and other evidence required by this Indenture, the Company will furnish to the Subscription Receipt Agent such additional evidence of compliance with any provision hereof, and in such form, as is prescribed by applicable Laws or as the Subscription Receipt Agent reasonably requires by written notice to the Company.

(b)	Reliance by Subscription Receipt Agent: In the exercise of any right or duty hereunder, the Subscription Receipt Agent may, if it is acting in good faith, act and rely, as to the truth of any statement or the accuracy of any opinion expressed therein, on any statutory declarations, opinions, reports, orders or certificates of the Company or other evidence furnished to the Subscription Receipt Agent pursuant to a provisions hereof or pursuant to a request of the Subscription Receipt Agent, if the Subscription Receipt Agent determines that it complies with the applicable requirements of this Indenture.

(c)

Statutory Declaration: Whenever applicable Law requires that evidence referred to in Section 12.03(a) be in the form of a statutory declaration, the Subscription Receipt Agent may accept such statutory declaration in lieu of a certificate of the Company required by any provision hereof. Any such statutory declaration may be made by any one or more of the Chairman, President, Chief Financial Officer, Vice President, Finance or Secretary of the Company or by any other officer(s) or director(s) of the Company to whom such authority is delegated by the directors from time to time. In addition, the Subscription Receipt Agent may act and rely and shall be protected in acting and relying upon any resolution, certificate, direction, instruction, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, cablegram or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

(d)

Proof of Execution: Proof of the execution of any document or instrument in writing, including a Subscription Receiptholders’ Request, by a Subscription Receiptholder may be made by the certificate of a notary public, or other officer with similar powers, that the person signing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution, or in any other manner that the Subscription Receipt Agent considers adequate. The Subscription Receipt Agent shall not be responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it, for the form or execution of such instruments, for the identity, authority or right of any Person executing or depositing such instruments or for determining or compelling compliance therewith, and shall not otherwise be bound thereby.

(e)

Experts: The Subscription Receipt Agent may employ or retain such counsel, accountants, appraisers, or other experts or advisers as it reasonably requires for the purpose of determining and discharging its rights and duties hereunder and may pay the reasonable remuneration and disbursements for all services so performed by any of them, without taxation of costs of any counsel, and the reasonable costs of such services shall be added to and be part of the Subscription Receipt Agent’s fee, and the Subscription Receipt Agent will not be responsible for any misconduct or negligence on the part of any of them who has been selected with due care by the Subscription Receipt Agent. The Subscription Receipt Agent may act and rely and shall be protected in acting or not acting and relying in good faith on the opinion or advice of or information obtained from any counsel, accountant or other expert or advisor, whether retained or employed by the Company or by the Subscription Receipt Agent, in relation to any matter arising in the administration of the duties and obligations hereof.

Section 12.04 Documents, Money, Etc. held by Subscription Receipt Agent

(a)

Safekeeping: Any security, document of title or other instrument that may at any time be held by the Subscription Receipt Agent subject to the provisions of this Indenture may be placed in the deposit vaults of the Subscription Receipt Agent or of any Canadian chartered bank or deposited for safekeeping with any such bank.

(b)

Holding of Funds: Unless herein otherwise expressly provided, any money held by the Subscription Receipt Agent pending the application or withdrawal thereof under any provision of this Indenture shall be held in a segregated Canadian dollar account in any Canadian chartered bank or any other loan or trust company authorized to accept deposits under the laws of Canada or a province thereof, earning the prescribed rate of interest then in effect on similar deposits.

(c)

Withholdings: If the Subscription Receipt Agent is required to withhold or deduct any amount in respect of withholding Taxes in accordance with this Indenture, the Subscription Receipt Agent will make such withholding or deduction and will remit the full amount withheld or deducted to the relevant Governmental Entity as and when required by applicable Laws.

Section 12.05 Action by Subscription Receipt Agent to Protect Interests

The Subscription Receipt Agent will have power to institute and to maintain such actions and proceedings as it considers necessary or expedient to protect or enforce its interests and the interests of the Subscription Receiptholders.

Section 12.06 Subscription Receipt Agent not Required to Give Security

The Subscription Receipt Agent will not be required to give any bond or security in respect of the execution of the duties and obligations and powers of this Indenture.

Section 12.07 Protection of Subscription Receipt Agent

(a)	Protection: By way of supplement to the provisions of any law for the time being relating to custodians, agents or bailees, it is expressly declared and agreed that:

(i)

the Subscription Receipt Agent will not be liable for or by reason of, or required to substantiate, any statement of fact, representation or recital in this Indenture or in the Subscription Receipt Certificates (except the representation contained in Section 12.09 hereof or in the certificate of the Subscription Receipt Agent on the Subscription Receipt Certificates or other representation of the Subscription Receipt Agent made herein or therein), but all such statements or recitals are and will be deemed to be made by the Company;

(ii)

nothing herein contained will impose on the Subscription Receipt Agent any obligation to see to, or to require evidence of, the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto;

(iii)	the Subscription Receipt Agent will not be bound to give notice to any person of the execution hereof;

(iv)

the Subscription Receipt Agent will not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach by the Company of any obligation or warranty herein contained or of any act of any director, officer, employee or agent of the Company;

(v)

the Subscription Receipt Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for its own negligent act, negligent failure to act, wilful misconduct or bad faith;

(vi)

the Subscription Receipt Agent, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and in the Subscription Receipts and generally may contract and enter into financial transactions with the Company or any related corporation without being liable to account for any profit made thereby;

(vii)

the Subscription Receipt Agent shall incur no liability with respect to the delivery or non-delivery of any certificate or certificates whether delivered by hand, mail or any other means provided that they are sent in accordance with the provisions hereof;

(viii)

if the Subscription Receipt Agent delivers any cheque as required hereunder, the Subscription Receipt Agent shall have no further obligation or liability for the amount represented thereby, unless any such cheque is not honoured on presentation, provided that in the event of the non-receipt of such cheque by the payee, or the loss or destruction thereof, the Subscription Receipt Agent, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and, if required by the Subscription Receipt Agent, an indemnity reasonably satisfactory to it, shall issue to such payee a replacement cheque for the amount of such cheque; and

(ix)	the Subscription Receipt Agent will disburse funds in accordance with the provisions hereof only to the extent that funds have been deposited with it.

(b)

Indemnity: In addition to and without limiting any protection of the Subscription Receipt Agent hereunder or otherwise by law, the Company agrees to indemnify the Subscription Receipt Agent, its agents, employees, directors and officers (each an “Indemnified Person”), and save each Indemnified Person harmless from all liabilities, suits, damages, costs, expenses and actions which may be brought against or suffered by it arising out of or connected with the performance by the Subscription Receipt Agent of its duties hereunder, except to the extent that such liabilities, suits, damages, costs and actions are attributable to the negligence, wilful misconduct or bad faith of the Subscription Receipt Agent or an Indemnified Person. Notwithstanding any other provision hereof, this indemnity shall survive any removal or resignation of the Subscription Receipt Agent, discharge of this Indenture and termination of any duties and obligations hereunder.

Section 12.08 Replacement of Subscription Receipt Agent

(a)

Resignation: The Subscription Receipt Agent may resign and be discharged from all further duties and liabilities hereunder, except as provided in this Section 12.08, by giving to the Company and the Subscription Receiptholders not less than 90 days’ notice in writing or, if a new Subscription Receipt Agent has been appointed, such shorter notice as the Company accepts as sufficient provided that such resignation and discharge shall be subject to the appointment of a successor thereto in accordance with the provisions hereof.

(b)

Removal: The Subscription Receiptholders, with the consent of the Company which may not be unreasonably withheld, by Majority Resolution may at any time remove the Subscription Receipt Agent and appoint a new Subscription Receipt Agent, provided that the previous Subscription Receipt Agent shall have received payment in full of all fees and expenses owing to it.

(c)	Appointment of New Subscription Receipt Agent: If the Subscription Receipt Agent so resigns or is so removed or is dissolved, becomes bankrupt, goes into liquidation or otherwise becomes incapable of acting hereunder, the Company will forthwith appoint a new Subscription Receipt Agent, acting reasonably, unless a new Subscription Receipt Agent has already been appointed by the Subscription Receiptholders.

(d)

Failure to Appoint: Failing such appointment by the Company, the retiring Subscription Receipt Agent or any Subscription Receiptholder may apply at the expense of the Company to the Court on such notice as the Court directs, for the appointment of a new Subscription Receipt Agent.

(e)

New Subscription Receipt Agent: On any such appointment the new Subscription Receipt Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Subscription Receipt Agent without any further assurance, conveyance, act or deed, but there will be immediately executed, at the expense of the Company, all such conveyances or other instruments as, in the opinion of counsel to the Subscription Receipt Agent, are necessary or advisable for the purpose of assuring the transfer of such powers, rights, duties and responsibilities to the new Subscription Receipt Agent. Any new Subscription Receipt Agent so appointed by the Company or by the Court will be subject to removal as aforesaid by the Subscription Receiptholders and by the Company. At the request of the Company or the new Subscription Receipt Agent, the retiring Subscription Receipt Agent, upon payment of the amounts, if any, due to it pursuant to this Indenture, shall duly assign, transfer and deliver to the new Subscription Receipt Agent all property and money held and all records kept by hereunder or in connection hereunder.

(f)

Successor Subscription Receipt Agent: A corporation into or with which the Subscription Receipt Agent is merged or consolidated or amalgamated, or a corporation succeeding to the business of the Subscription Receipt Agent, will be the successor to the Subscription Receipt Agent hereunder without any further act on its part or on the part of any party hereto if such corporation would be eligible for appointment as a new Subscription Receipt Agent under Section 12.08(e).

(g)

Certificates: A Subscription Receipt Certificate certified but not delivered by a predecessor Subscription Receipt Agent may be delivered by the new or successor Subscription Receipt Agent in the name of the predecessor Subscription Receipt Agent or successor Subscription Receipt Agent.

Section 12.09 Conflict of Interest

The Subscription Receipt Agent represents to the Company that at the date of execution and delivery by it of this Indenture there exists no material conflict of interest in the role of the Subscription Receipt Agent as a fiduciary hereunder but if, notwithstanding the provisions of this Section 12.09, such a material conflict of interest exists, or hereafter arises, the validity and enforceability of this Indenture, and the Subscription Receipts issued hereunder, shall not be affected in any manner whatsoever by reason only that such material conflict of interest exists or arises but the Subscription Receipt Agent shall, within 30 days after ascertaining that it has a material conflict of interest, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Section 12.09.

Section 12.10 Acceptance of Duties and Obligations

The Subscription Receipt Agent hereby accepts the duties and obligations in this Indenture declared and provided for and agrees to perform them on the terms and conditions herein set forth. The Subscription Receipt Agent accepts the duties and responsibilities under this Indenture solely as custodian, bailee and agent. No trust is intended to be or will be created hereby and the Subscription Receipt Agent shall owe no duties hereunder as a trustee.

Section 12.11 Force Majeure

Except for the payment obligations of the Company contained herein, neither party shall be liable to the other, or held in breach of this Indenture, if prevented, hindered or delayed in the performance or observance of any provision contained herein by reason of an act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Indenture shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section.

Section 12.12 Tax Reporting

The Agent shall complete any required tax reporting for the Earned Interest on behalf of the Company. The Earned Interest shall be applied for the benefit of the Company as contemplated in Section Section 6.03(a) or Section 6.03(b) of this Indenture.

ARTICLE 13

GENERAL

Section 13.01 Notice to the Company and Subscription Receipt Agent

(a)

Company: Unless herein otherwise expressly provided, a notice to be given hereunder to the Company or the Subscription Receipt Agent will be validly given if delivered or if sent by registered letter, postage prepaid, or if sent by e-mail or facsimile transmission (if receipt of such e-mail or transmission is confirmed):

(i)	if to the Company:

Postmedia Network Inc.

365 Bloor Street East

12th Floor

Toronto, Ontario M4W 3L4

Attention:	Doug Lamb, Executive Vice President and Chief Financial Officer and Jeffrey Haar, Executive Vice President, Legal and General Counsel
E-mail:	dlamb@postmedia.com; jhaar@postmedia.com
Facsimile:	416-383-2463

(ii)	if to the Subscription Receipt Agent:

Computershare Trust Company of Canada

9th Floor, 100 University Ave.,

Toronto, Ontario M5J 2Y1

Attention:	Manager, Corporate Trust
E-mail:	n/a
Facsimile:	416-981-9777

and any such notice delivered or sent in accordance with the foregoing will be deemed to have been received on the date of delivery, e-mail or facsimile transmission or, if mailed, on the second Business Day following the day of the mailing of the notice. The original of any document sent by e-mail or facsimile transmission to the Subscription Receipt Agent shall be subsequently mailed to the Subscription Receipt Agent.

(b)

Change of Address: The Company or the Subscription Receipt Agent, as the case may be, may from time to time notify the other in the manner provided in Section 13.01(a) of a change of address which, from the effective date of such notice and until changed by like notice, will be the address of the Company or the Subscription Receipt Agent, as the case may be, for all purposes of this Indenture.

Section 13.02 Notice to Subscription Receiptholders

(a)

Notice: Unless herein otherwise expressly provided, a notice to be given hereunder to Subscription Receiptholders will be deemed to be validly given if the notice is sent by ordinary surface or air mail, postage prepaid, addressed to the Subscription Receiptholders or delivered (or so mailed to certain Subscription Receiptholders and so delivered to the other Subscription Receiptholders) at their respective addresses appearing on the registers of holders described in Section 3.01, provided, however, that if, by reason of a strike, lockout or other work stoppage, actual or threatened, involving Canadian postal employees, the notice could reasonably be considered unlikely to reach or likely to be delayed in reaching its destination, the notice will be valid and effective only if it is so delivered or is given by publication twice in the Report on Business section in the national edition of The Globe and Mail.

(b)

Date of Notice: A notice so given by mail or so delivered will be deemed to have been given on the first Business Day after it has been mailed or on the day on which it has been delivered, as the case may be, and a notice so given by publication will be deemed to have been given on the day on which it has been published as required. In determining under any provision hereof the date when notice of a meeting or other event must be given, the date of giving notice will be included and the date of the meeting or other event will be excluded. Accidental error or omission in giving notice or accidental failure to mail notice to any Subscription Receiptholder will not invalidate any action or proceeding founded thereon.

Section 13.03 Satisfaction and Discharge of Indenture; Termination

(a)

If (i) all certificates representing the Additional Notes required to be issued in compliance with the provisions hereof have been issued hereunder in accordance with such provisions, or (ii) if the Termination Date has occurred, if all payments required to be made in compliance with the provisions of this Indenture have been made in accordance with such provisions and payment to the Subscription Receipt Agent of the fees and other remuneration payable to the Subscription Receipt Agent have been made, this Indenture will cease to be of further effect and, on demand of and at the cost and expense of the Company and on delivery to the Subscription Receipt Agent of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Indenture have been complied with and on payment to the Subscription Receipt Agent of the fees and other remuneration payable to the Subscription Receipt Agent, the Subscription Receipt Agent will execute proper instruments acknowledging the satisfaction of and discharging this Indenture.

(b)

This indenture may be otherwise terminated upon a written notice signed by the holders and the Company (together with, if applicable, a direction as to application of the escrowed funds), and subject to payment to the Subscription Receipt Agent of the fees and other remuneration payable to the Subscription Receipt Agent that remain unpaid.

Section 13.04 Sole Benefit of Parties and Subscription Receiptholders

Subject to the provisions of Section 12.07(b), nothing in this Indenture or the Subscription Receipt Certificates, expressed or implied, will give or be construed to give to any person other than the parties hereto and the Subscription Receiptholders, as the case may be, any legal or equitable right, remedy or claim under this Indenture or the Subscription Receipt Certificates, or under any covenant or provision herein or therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Subscription Receiptholders.

Section 13.05 SEC Filings

The Company represents and warrants for the benefit of the Subscription Receipt Agent that it does not have, and does not have an obligation to have, a class of securities registered under section 12 of the United States Securities Exchange Act of 1934, as amended (the “U.S. Exchange Act”) and does not have a reporting obligation under section 13(a) or 15(d) of the U.S. Exchange Act.

Section 13.06 Discretion of Directors

Any matter provided herein to be determined by the directors will be determined by the directors in their sole discretion, acting reasonably, and a determination so made will be conclusive.

Section 13.07 Counterparts and Formal Date

This Indenture may be executed in several counterparts and delivered via facsimile or by e-mail via portable document format (pdf), each of which when so executed and delivered will be deemed to be an original and such counterparts together will constitute one and the same instrument and notwithstanding the date of their execution will be deemed to be dated as of the date of this Indenture.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties hereto have executed this Indenture as of the day and year first above written.

POSTMEDIA NETWORK INC.

Per:	“Doug Lamb”
Name: Doug Lamb
Title: Executive Vice President and Chief Financial Officer

Per:	“Jeffrey Haar”
Name: Jeffrey Haar
Title: Executive Vice President, Legal and General Counsel

S-1

COMPUTERSHARE TRUST COMPANY OF CANADA

Per:	“Judith Sebald”
Name: Judith Sebald
Title: Corporate Trust Officer

Per:	“Lisa M. Kudo”
Name: Lisa M. Kudo
Title: Corporate Trust Officer

S-2

Schedule A

SUBSCRIPTION RECEIPT CERTIFICATE

[Insert if applicable: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF CDS CLEARING AND DEPOSITORY SERVICES INC. (“CDS”) TO POSTMEDIA NETWORK INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED HOLDER HEREOF, CDS & CO., HAS A PROPERTY INTEREST IN THE SECURITIES REPRESENTED BY THIS CERTIFICATE HEREIN AND IT IS A VIOLATION OF ITS RIGHTS FOR ANOTHER PERSON TO HOLD, TRANSFER OR DEAL WITH THIS CERTIFICATE.

THIS CERTIFICATE IS A GLOBAL SUBSCRIPTION RECEIPT CERTIFICATE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CDS & CO. OR A NOMINEE OF CDS. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN CDS & CO. OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF CERTIFICATE AS A WHOLE BY CDS TO A NOMINEE OF CDS OR BY A NOMINEE OF CDS TO CDS OR ANOTHER NOMINEE OF CDS AND/OR THEIR RESPECTIVE SUCCESSORS) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SUBSCRIPTION RECEIPT MUST NOT TRADE THIS SUBSCRIPTION RECEIPT BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I)[—], AND (II) THE DATE THAT THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

Certificate Number:	Number of Subscription Receipts:

SUBSCRIPTION RECEIPTS

for 8.25% Senior Secured Notes due 2017 of

POSTMEDIA NETWORK INC.

THIS IS TO CERTIFY THAT,                                                               (the “holder”) is the registered holder of the number of the Subscription Receipts (“Subscription Receipts”) specified above of Postmedia Network Inc. (the “Company”).

Unless otherwise defined herein, all capitalized terms used in this Subscription Receipt shall have the meaning attributed to them in the subscription receipt indenture (which indenture, together with all instruments supplemental or ancillary thereto, is herein referred to as the “Subscription Receipt Indenture”) dated as of October 6, 2014 between the Company and Computershare Trust Company of Canada (the “Subscription Receipt Agent”).

The Subscription Receipts evidence, in consideration for each Subscription Receiptholder’s payment of the Subscription Price (A) the holder’s obligation and agreement to subscribe for, and the Company’s obligation and agreement to issue automatically on the Release Date, one Additional Note for each Subscription Receipt, and (B) the holder’s right to receive the Return Amount if a Trigger Event occurs.

The Company shall, upon the satisfaction or waiver of the Release Conditions, deliver the Release Notice to the Subscription Receipt Agent.

The Subscription Receipts shall bear interest at 8.25% per annum on the Underlying Subscription Amount. For the First Interest Period, interest shall be calculated on the basis of a year of 365 days or 366 days, as applicable, and the actual number of days elapsed in that period and payable in arrears on the First Interest Payment Date. Except as otherwise provided herein, for each Subsequent Interest Period, interest will be payable in arrears in equal instalments on each Interest Payment Date in accordance with the terms of the Subscription Receipt Indenture. Notwithstanding the foregoing, in the event a Trigger Event occurs after April 30, 2015, interest for the period from the First Interest Payment Date to but excluding the Termination Date shall be calculated on the basis of a year of 365 days or 366 days, as applicable, and the actual number of days elapsed in that period and such interest will be payable to holders in accordance with the Subscription Receipt Indenture. In the event the Company delivers to the Subscription Receipt Agent a Release Notice (and prior to the occurrence of a Trigger Event), interest that accrues on the Underlying Subscription Amount of the Subscription Receipts from and after April 30, 2015 will be identical in terms of interest that accrues on each $1,000 principal amount of Notes that were outstanding as of April 30, 2015. In the case of interest payable on a Subscription Receipt in respect of a Release Date Interest Period, such interest shall be payable on the Release Date and shall be payable only by set-off against an obligation by holders to pay the Unearned Interest Amount in respect of the Additional Notes issuable pursuant to such Subscription Receipt, as provided in the Subscription Receipt Indenture.

If a Trigger Event occurs, then all of the Subscription Receipts shall, at the Termination Time and without any action on the part of the holders thereof (including the surrender of Subscription Receipt Certificates), be automatically terminated and cancelled, and the Return Amount shall be remitted to such holders as contemplated by the Subscription Receipt Indenture, and holders of such Subscription Receipt Certificates shall thereafter have no rights thereunder except to receive an amount equal to the Return Amount (less any withholding Tax required to be withheld in respect thereof under applicable Laws) in accordance with Subscription Receipt Indenture. The Return Amount (less any withholding Tax required to be withheld in respect thereof under applicable Laws) shall be remitted to each holder of a Subscription Receipt by the Subscription Receipt Agent in accordance with Subscription Receipt Indenture.

This Subscription Receipt Certificate represents Subscription Receipts of the Company issued under the provisions of the Subscription Receipt Indenture. Reference is hereby made to the Subscription Receipt Indenture for particulars of the rights of the holders of the Subscription Receipts, the Company and the Subscription Receipt Agent in respect thereof and of the terms and conditions upon which the Subscription Receipts are issued and held, all to the same effect as if the provisions of the Subscription Receipt Indenture were herein set forth in full, to all of which the holder, by acceptance hereof, assents. In the event of a conflict between the provisions of this Subscription Receipt Certificate and the Subscription Receipt Indenture, the terms of the Subscription Receipt Indenture shall govern. The Company will furnish to the holder, on request, a copy of the Subscription Receipt Indenture.

The holder of this Subscription Receipt and any transferee hereof are cautioned that in the event that a Trigger Event occurs and the Subscription Receipts are terminated and cancelled, cheques representing the Return Amount will be mailed or delivered to the latest address of record of the registered holder or to the direction of the registered holder, and the Company and the Subscription Receipt Agent are not bound to take notice of any transfers or assignments unless the transferee is a duly registered holder of the Subscription Receipt prior to such mailing or delivery.

On and after the Release Date, the holder will have no rights hereunder except the right to receive the Additional Notes issued pursuant to the Subscription Receipts held by such holder.

No Additional Notes will be issued pursuant to any Subscription Receipt if the issue of such security would constitute a violation of the securities laws of any applicable jurisdiction.

The Subscription Receipt Indenture contains provisions making binding on all holders of Subscription Receipts outstanding thereunder resolutions passed at meetings of all Subscription Receiptholders held in accordance with such provisions and instruments in writing signed by holders of a specified majority of all outstanding Subscription Receipts.

On presentation at the principal office of the Subscription Receipt Agent in Toronto, Ontario subject to the provisions of the Subscription Receipt Indenture and on compliance with the reasonable requirements of the Subscription Receipt Agent, one or more Subscription Receipt Certificates may be exchanged at no cost to the holder for one or more Subscription Receipt Certificates of different denominations representing in the aggregate the same number of Subscription Receipts as the Subscription Receipt Certificate or Subscription Receipt Certificates being exchanged.

The Subscription Receipts represented by this Subscription Receipt Certificate may only be transferred on the register of transfers to be kept at the principal office of the Subscription Receipt Agent in Toronto, Ontario upon compliance with the conditions prescribed in the Subscription Receipt Indenture by the holder of such Subscription Receipts or the executors, administrators or other legal representatives thereof or the attorney thereof appointed by an instrument in writing in form and executed in a manner satisfactory to the Subscription Receipt Agent, including the requirement to complete the Form of Transfer forming part of this Subscription Receipt Certificate, and, upon compliance with such requirements and such other reasonable requirements as the Subscription Receipt Agent may prescribe, such transfer will be duly recorded on such register of transfers by the Subscription Receipt Agent.

Notwithstanding the foregoing, the Company will be entitled, and may direct the Subscription Receipt Agent, to refuse to record any transfer of any Subscription Receipt on such register if such transfer would constitute a violation of the securities laws of any jurisdiction.

The holding of this Subscription Receipt Certificate will not constitute the holder a shareholder or a holder of Notes of the Company or entitle such holder to any right or interest in respect thereof except as otherwise provided in the Subscription Receipt Indenture.

This Subscription Receipt Certificate will not be valid for any purpose until it has been certified by or on behalf of the Subscription Receipt Agent for the time being under the Subscription Receipt Indenture.

Time is of the essence hereof.

IN WITNESS WHEREOF THE COMPANY has caused this Subscription Receipt Certificate to be signed by its duly authorized representative in that behalf as of                     , 2014.

POSTMEDIA NETWORK INC.

Per:
Name:
Title:

Per:
Name:
Title:

SUBSCRIPTION RECEIPT AGENT’S CERTIFICATE

Certified and countersigned by:

COMPUTERSHARE TRUST COMPANY OF CANADA

Per:
Name:
Title:

Per:
Name:
Title:

FORM OF TRANSFER

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers to                                                               (print name and address) the Subscription Receipts represented by this Subscription Receipt Certificate and hereby appoints the Secretary of the Company as its attorney with full power of substitution to transfer the Subscription Receipts on the appropriate register of the Subscription Receipt Agent.

DATED this              day of                                         , 20        .

	) ) ) ) ) ) )	Signature of Transferor
Signature of Guarantor Authorized Officer Name of Institution		Name of Transferor

CERTAIN REQUIREMENTS RELATING TO TRANSFERS

2.

The signature(s) to this transfer must correspond with the name(s) as written upon the face of this Subscription Receipt Certificate in every particular without alteration or any change whatsoever. The signature(s) on this form must be guaranteed by one of the following methods:

A Medallion Signature Guarantee obtained from a member of an acceptable medallion Signature Guarantee Program (STAMP, SEMP, MSP). Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program. The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”.

A Signature Guarantee obtained from a major Canadian Schedule I chartered bank. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. Signature Guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of a Medallion Signature Guarantee Program.

Schedule B

RELEASE NOTICE

TO:	Computershare Trust Company of Canada, as Subscription Receipt Agent

Reference is made to the subscription receipt indenture dated as of October 6, 2014 (the “Subscription Receipt Indenture”) between Postmedia Network Inc. (the “Company”) and Computershare Trust Company of Canada (the “Subscription Receipt Agent”). Unless otherwise defined herein, words and terms with the initial letter or letters thereof capitalized shall have the meanings given to such words and terms in the Subscription Receipt Indenture.

The Company represents, warrants and confirms to the Subscription Receipt Agent, on behalf of the holders of Subscription Receipts, that the Release Conditions have been satisfied or waived.

Accordingly, in accordance with Article 6 of the Subscription Receipt Indenture, the Company irrevocably directs the Subscription Receipt Agent in accordance with the Subscription Receipt Indenture to release:

(i)	the Proceeds together with the Earned Interest to the Company, less any withholding Tax required to be withheld under applicable Laws; and

(ii)

an amount equal to the aggregate amount, if any, required to be withheld in respect of withholding Taxes in accordance with clause (i) above, to the relevant Governmental Entity in accordance with Section 12.04(c) of the Subscription Receipt Indenture.

This Release Notice, which may be signed in counterparts and delivered by facsimile, is irrevocable and shall constitute your good and sufficient authority for taking the actions described herein.

DATED this              day of                     , 201        .

POSTMEDIA NETWORK INC.

Per:
Name:
Title:

Per:
Name:
Title:

B-1

Schedule C

FORM OF SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE

Dated as of [                    ], 201—

Among

POSTMEDIA NETWORK INC., as Issuer

and

POSTMEDIA NETWORK CANADA CORP., as Guarantor

and

COMPUTERSHARE TRUST COMPANY OF CANADA, as Trustee

and

COMPUTERSHARE TRUST COMPANY OF CANADA, as Collateral Agent

8.25% SENIOR SECURED NOTES DUE 2017

Second Supplemental Indenture (this “Second Supplemental Indenture”), dated as of [                    ] [            ], 201        , by and among, POSTMEDIA NETWORK INC., a corporation incorporated under the Canada Business Corporations Act, as issuer (the “Issuer”), POSTMEDIA NETWORK CANADA CORP., a corporation incorporated under the Canada Business Corporations Act, as guarantor (the “Guarantor”) and COMPUTERSHARE TRUST COMPANY OF CANADA, as trustee (the “Trustee”), and COMPUTERSHARE TRUST COMPANY OF CANADA, as collateral agent.

W I T N E S S E T H

WHEREAS, each of the Issuer and the Guarantors has heretofore executed and delivered to the Trustee an indenture (the “Original Indenture”), dated as of August 16, 2012, as amended and supplemented by the first supplemental indenture dated as of —, 2014 (the “First Supplemental Indenture” and together with the Original Indenture, the “Indenture”), providing for the issuance of an unlimited aggregate principal amount of 8.25% Senior Secured Notes due 2017 (the “Notes”).

AND WHEREAS Section 9.01 of the Indenture permits the Issuer, the Guarantors, the Trustee and the Collateral Agent, without the consent of any Holder, to amend or supplement the Indenture to provide for or confirm the issuance of Additional Notes in accordance with the terms of the Indenture.

AND WHEREAS the Issuer wishes to issue up to $[—] in aggregate principal amount of Additional Notes in accordance with the terms of the Indenture.

AND WHEREAS, pursuant to the Indenture, the Trustee and the Collateral Agent are authorized to execute and deliver this Second Supplemental Indenture for the issuance of such Additional Notes.

AND WHEREAS all necessary acts and proceedings have been done and taken and all necessary resolutions have been passed to authorize the execution and delivery of this Second Supplemental Indenture by the Issuer, to make this Second Supplemental Indenture effective and binding upon the Issuer.

AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Issuer and not by the Trustee.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree as follows:

ARTICLE 1

INTERPRETATION

Section 1.01 Definitions

All terms which are defined in the Indenture and used but not defined in this Second Supplemental Indenture shall have the meanings ascribed to them in the Indenture, as such meanings may be amended by this Second Supplemental Indenture. In the event of any inconsistency between the terms in the Indenture and this Second Supplemental Indenture, the terms in this Second Supplemental Indenture prevail.

Section 1.02 General Rule

Subject to the terms and conditions herein contained, the Indenture is hereby amended to the extent necessary to give effect to the provisions of this Second Supplemental Indenture and to incorporate the provisions of this Second Supplemental Indenture into the Indenture.

Section 1.03 Currency

Unless otherwise noted, all dollar amounts expressed in this Supplemental Indenture are expressed in Canadian Dollars.

ARTICLE 2

THE ADDITIONAL NOTES

Section 2.01 Creation and Design

Pursuant to this Second Supplemental Indenture, $— in Additional Notes are hereby issued by the Issuer on the date hereof and shall have identical terms as the Initial Notes, other than with respect to the date of issuance and issue price. The Additional Notes and the Initial Notes shall be treated as a single class for all purposes under this Indenture (including, waivers, amendments, redemptions and offers to purchase) and shall have the same CUSIP number.

Section 2.02 Trustee, etc.

The Trustee will be the Trustee, authenticating agent, paying agent, transfer agent and registrar for the Additional Notes.

Section 2.03 Form of Additional Notes

The Additional Notes shall be in the form of Exhibit A of the Indenture and shall be represented by a Global Note.

ARTICLE 3

MISCELLANEOUS PROVISIONS

Section 3.01 Confirmation of Existing Security

Each of the Issuer and the Guarantor acknowledges and confirms that notwithstanding the execution of this Second Supplemental Indenture each of the existing Collateral Documents that Issuer and Guarantor have executed in favour of Collateral Agent (i) remains in full force and effect and has not been terminated discharged or released, (ii) constitutes legal valid and binding obligation of Issuer and Guarantor enforceable against Issuer and Guarantor under the laws governing the applicable security document in accordance with its terms, subject to applicable bankruptcy insolvency and other laws of general application limiting the enforceability of creditors rights and (iii) continues to stand as valid and enforceable security for the Obligations, as amended hereby, including any obligations with respect to the Additional Notes.

Section 3.02 Supplemental to the Note Indenture

This Second Supplemental Indenture is supplemental to the Indenture and the Second Supplemental Indenture shall hereafter be read together and shall have effect, so far as practicable, with respect to the Notes and the Additional Notes as if all the provisions of the Indenture and this Supplemental Indenture were combined in one instrument. This Second Supplemental Indenture shall, unless the context otherwise requires, be subject to the interpretation provisions contained in Section 1.03 of the Indenture. The Indenture is and shall remain in full force and effect with regards to all matters governing the Notes and Additional Notes, except as modified or supplemented by this Second Supplemental Indenture. Notwithstanding the foregoing, in the event any term or provision contained herein shall conflict with or be inconsistent with any term or provision of the Indenture, the terms and provisions of this Second Supplemental Indenture shall govern, but for greater certainty this paramountcy clause shall not be operative with respect to any other Supplemental Indenture executed on the date hereof and all such Supplemental Indentures shall be interpreted in a manner consistent with each other.

Section 3.03 Future Reference to the Note Indenture

On and after the date of this Second Supplemental Indenture, each reference in the Indenture to “this Indenture”, “hereunder”, “hereof”, “herein” or words of like import referring to the Indenture, and each reference in any related document to the Indenture, “thereunder”, “thereof”, “therein” or words of like import referring to the Indenture shall mean and be a reference to the Indenture as amended hereby. The Indenture, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 3.04 Governing Law

THIS SECOND SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS IF CANADA APPLICABLE THEREIN.

Section 3.05 Waiver of Jury Trial

EACH OF ISSUER, THE COLLATERAL AGENT AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 3.06 Counterparts

The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy (whether by original, facsimile or other electronic method of transmission) shall be considered an original, but all of them together represent the same agreement.

Section 3.07 Headings

The headings of the Sections of this Second Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

[Signatures on following page]

IN WITNESS WHEREOF the parties hereto have caused this Supplemental Indenture to be executed on their behalf, effective as of the day and year first written above.

POSTMEDIA NETWORK INC., as Issuer

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

POSTMEDIA NETWORK CANADA CORP., as Guarantor

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY OF CANADA, as Trustee and Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

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